UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2011

Fundamental Emerging Markets Equity Funds
Asia Equity
BRIC
Emerging Markets Equity
N-11 Equity

Goldman Sachs Fundamental
Emerging Markets Equity Funds

■	GOLDMAN SACHS ASIA EQUITY FUND

■	GOLDMAN SACHS BRIC FUND

■	GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

■	GOLDMAN SACHS N-11 EQUITY FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	30

Financial Statements	42

Financial Highlights	48

Notes to Financial Statements	56

Other Information	73

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Asia Equity Fund invests primarily in a diversified portfolio of equity investments in Asian issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund concentrates its investments in Asian issuers, the Fund is subject to greater risk of loss as a result of Asian economic, market, political and local risks than a fund that is more geographically diversified. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

The BRIC Fund invests primarily in a concentrated portfolio of equity investments in Brazil, Russia, India and China (“BRIC countries”) or in issuers that substantially participate in the markets of BRIC countries. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund may concentrate its investments in specific countries or regions, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” mutual funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

The Emerging Markets Equity Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

Goldman Sachs N-11 Equity Fund invests primarily in a concentrated portfolio of equity investments that are tied economically to the “N-11 countries” or in issuers that participate in the markets of the N-11 countries: Bangladesh, Egypt, Indonesia, Mexico, Nigeria, Pakistan, Philippines, South Korea, Turkey, and Vietnam. The Fund will not invest in issuers organized under the laws of Iran, or domiciled in Iran, or in certain other issuers as necessary to comply with U.S. economic sanctions against Iran. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund will invest primarily in the N-11 countries, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries. The N-11 countries generally have smaller economies or less developed capital markets than traditional emerging markets countries, and, as a result, the risks of investing in emerging market countries are magnified in these countries. The Fund may invest in equity swaps, equity index swaps, futures, participation notes, options, and other derivatives and structured securities to gain broad access to markets that may be difficult to access via direct investment in equity securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, favorable or unfavorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” mutual funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental Emerging Markets Equity Investment Process?

Goldman Sachs’ Fundamental Emerging Markets Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by our dedicated Emerging Markets Team that works together on a global scale. Our deep, diverse and experienced team of research analysts combines local insights with global, industry-specific expertise to identify its best investment ideas.

■	The Emerging Markets Equity research team, based in London, Shanghai, Hong Kong, Seoul, Singapore, Sau Paulo and Mumbai, focuses on companies with strong or improving business fundamentals, trading at attractive valuations

■	Proprietary, bottom-up research is the key driver of our investment process

■	Analysts collaborate regularly to leverage regional and industry-specific research and insights

■	A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■	Members of each local investment team are aligned by sector and are responsible for finding ideas with the best risk-adjusted upside in their respective areas of coverage

■	The decision-making process includes active participation in frequent and regular research meetings

■	The Emerging Markets Equity team benefits from the country and currency expertise of our Global Emerging Markets Debt and Currency teams

■	Security selections are aligned with levels of investment conviction and risk-adjusted upside

■	Continual risk monitoring identifies various risks at the stock and portfolio level and assesses whether they are intended and justified

■	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds’ portfolios

Emerging markets equity portfolios that strive to offer:

■ Access to markets across emerging markets
■ Disciplined approach to stock selection
■ Optimal risk/return profiles

MARKET REVIEW

Goldman Sachs Fundamental Emerging
Markets Equity Funds

Market Review

Overall, emerging markets equities posted healthy gains during the six-month period ended April 30, 2011 (the “Reporting Period”). The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net, unhedged) (the “MSCI EM (net)”) posted a return of 9.74%. Still, in contrast to the fiscal year ended October 31, 2010, emerging markets equities underperformed developed international equity markets, as measured by the 12.65% return of the MSCI All Country World ex-U.S. Index. There was also significant volatility during the Reporting Period within emerging market equities.

Indeed, during the Reporting Period, emerging market equities experienced wide variation of returns by country and sector. Energy stocks overall dominated returns throughout the Reporting Period, as oil prices, measured by the Brent Crude Index, steadily rose from under $90 per barrel to more than $120 per barrel. Toward the end of 2010, the increase was driven by expectations of strengthening demand from a recovering global economy. However, prices spiked further in early 2011 on fears of a supply disruption sparked by political unrest spreading across the Middle East and North Africa. Materials stocks overall also made strong gains during the Reporting Period, as the prices of many underlying commodities continued to rise from already high levels. As a result, the Russian equity market, which is closely correlated to oil and commodity prices, was the strongest performer within the MSCI EM (net) during the Reporting Period. South Korea also significantly outperformed the MSCI EM (net) during the Reporting Period, benefiting from robust returns in information technology and chemicals stocks. Eastern European nations, including the Czech Republic, Poland and Hungary, posted strong returns due primarily to improved sentiment on Europe overall, the ripple effect of the healthy performance of developed European equities, and their rising currencies versus the U.S. dollar.

Not surprisingly, Egypt was the weakest performer within the MSCI EM (net) during the Reporting Period due to the political uprising that led to the ouster of its long-time ruler, Hosni Mubarak. Elsewhere, the threats of inflation and rising interest rates, significant themes throughout the Reporting Period, weighed particularly on China, India and Brazil. As a result, the BRIC equity markets as a whole—Brazil, Russia, India and China—trailed the performance of the broader emerging equity markets. Overall, the BRIC equity markets posted a gain of 4.48% during the Reporting Period, as measured by the MSCI BRIC Index (net). China increased its reserve requirement ratio and its lending and deposit rates several times throughout the Reporting Period. However, consumer prices in China rose at their fastest pace in 32 months in March 2011, year over year, while China’s economy grew another 9.7%, year over year, which was more than expected. As a result, investors anticipated further tightening measures by the Chinese government, which weighed on its equity market performance. India, which has one of the highest inflation rates in the world, raised its interest rates steadily throughout much of 2010 and into 2011, though to minimal effect. High oil prices weighed on the Indian equity market, as the country imports a significant percentage of its oil. A series of corruption scandals involving India’s government further pressured the country’s equity market returns during the Reporting Period.

Asian equity markets overall modestly trailed the emerging markets broadly during the Reporting Period, as measured by the 9.16% return of the MSCI All Country Asia Free ex-Japan Price Index. Following a devastating earthquake and tsunami that rocked Japan and

MARKET REVIEW

led to a nuclear crisis in March 2011, Asian equity markets rebounded sharply later in March and through April on expectations that other Asian nations would take share from impaired Japanese competitors suffering from production and supply chain disruptions. The equity markets of South Korea and Taiwan posted particularly strong returns, as both markets continued to exhibit solid export trends and rising currencies, which boosted returns in U.S. dollars. (Remember, as the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases and vice versa.) Indonesia and Hong Kong, though generating solid positive returns, lagged in comparison during the Reporting Period. The Philippines posted negative returns, the second worst performer within the region after India.

Looking Ahead

Following the strong performance of calendar year 2010 and on the back of increasing concerns about rising inflation and equity valuations, the early months of 2011 were largely characterized by a rotation of assets out of emerging markets and into developed markets. While inflation, largely driven by rocketing food and commodity prices, gathered pace globally, it was felt most sharply in the emerging markets, where food and commodities comprise a significantly greater part of the Consumer Price Index than in the developed world. The rise in food prices was largely a result of severe weather conditions, including droughts in China, floods in Australia and an extended monsoon season in India. Such weather conditions particularly drove up the prices of diet staples, such as vegetables and grains. Excluding the effect of food prices, core inflation remained relatively benign during the Reporting Period. With most major emerging market economies having raised interest rates multiple times during the Reporting Period and some having also introduced various measures to attempt to control credit growth, we believe the emerging market nations overall have passed the peak of their tightening cycle. We also believe the remainder of any further monetary tightening that may be implemented in the current cycle was already largely priced into equities at the end of the Reporting Period.

We expect the gap between earnings growth in emerging markets (which have delivered earnings per share growth of 12% on average over the last five years1) and developed markets (which have delivered earnings per share growth of 3% on average over the last five years1) to narrow in 2011, as developed economies benefit from a cyclical recovery. Looking further forward, however, we believe the gap in earnings growth will widen again as emerging market companies continue to deliver steady double-digit earnings growth. The valuation gap between the emerging and developed world widened during the first quarter of 2011, with emerging markets trading at an 11% discount to developed markets toward the end of the Reporting Period2, despite their significantly stronger growth profiles. With the asset class trading, near the end of the Reporting Period, on a 12-month forward price-to-earnings ratio of 10.8x1 and with the rotation from emerging markets to developed markets appearing to have stabilized, we believed emerging market valuations were compelling at the end of the Reporting Period and offered investors an attractive re-entry point to the asset class.

In our view, the biggest risk to emerging market equities—and, indeed, to the global economy and to equity markets broadly—is the price of oil. Certainly, the impact of higher oil prices varies by country. China and India, for example, both import the majority of their oil supplies and so are particularly vulnerable to continued upward pressure on oil prices. On the other

[1]	Source: UBS Research, based on 5-year trailing earnings per share growth, as of November 30, 2010.

[2]	Source: UBS Research, based on Institutional Brokers’ Estimate System 12-month forward price/earnings ratios, as of March 31, 2011.

MARKET REVIEW

hand, Brazil, which is relatively self-sufficient, should see little impact from higher fuel prices, and Russia, a major net oil exporter, should benefit from rising oil prices. Still, we believe a super-spike in the oil price could introduce downside risks to growth across the global economy broadly. Such a scenario is not our expectation, but it is a theme we continue to monitor carefully as we seek to position the Funds’ portfolios accordingly.

Ten to 15 years ago, emerging markets were regularly subject to boom and bust cycles. However, with broader and deeper capital markets and increased globalization, emerging markets have more recently been characterized by sustainable earnings growth. As we actively manage the Funds, we focus on seeking to identify securities that we believe, based on our fundamental research, are mis-priced. Given the inflationary environment seen during the Reporting Period, our team maintains a preference for companies with the ability to pass on cost increases and thus maintain their profit margins. In our view, this ability to pass on cost increases will likely be one of the most important factors to monitor at the individual company level over the coming months, as we believe it may well increasingly determine the winners from the losers. We continue to seek companies with distinct competitive advantages, which often afford them the additional benefit of being able to pass through price increases to their customers. In addition, we believe that companies with strong balance sheets will be better able to absorb cost increases that can not entirely be passed on to customers. In our view, fundamental analysis will be critical to determining which companies have the potential to perform well, even in a more challenging environment.

As always, we maintain our focus on seeking high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to navigate volatile markets ahead.

Changes Made to the Team’s Management

During the Reporting Period, Richard Flax, Executive Director, left the firm. Richard was a co-chair of the Emerging Markets Equity Investment Committee, Portfolio Manager of the Goldman Sachs Emerging Markets Equity Fund and a research analyst on the EMEA (Emerging Europe, Middle East and Africa) Equity research team.

Richard’s research responsibilities were absorbed by the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team (“the Team”) as we look to replace him and add additional research resources. Gabriella Antici, Managing Director/Head of Latin America Equity, and Alina Chiew, Managing Director/Head of Greater China Equity, will remain co-chairs of the Emerging Markets Equity Investment Committee.

Gabriella and Alina, along with Prashant Khernka (Head of India Equity), Kevin Ohn (Head of Korea Equity) and Rick Loo (Head of ASEAN Equity) will continue to comprise the firms’ Emerging Markets Equity Investment Committee and lead the firms’ 27-person Emerging Markets Equity research team.

Also, Patrick Shum, Managing Director and Senior Advisor of the firm’s Greater China Equity team, formally retired from the firm at the end of January 2011. Alina Chiew will continue to lead the Greater China Equity team as its Director/Head.

PORTFOLIO RESULTS

Goldman Sachs Asia Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Asia ex-Japan Equity Portfolio Management Team discusses the Goldman Sachs Asia Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C and Institutional Shares generated cumulative total returns, without sales charges, of 9.21%, 8.84%, 8.80% and 9.45%, respectively. These returns compare to the 9.16% cumulative total return of the Fund’s benchmark, the MSCI AC Asia ex-Japan Total Return Index (net, USD, unhedged) (the “Index”), during the same time period. Effective February 28, 2011, the Fund changed its benchmark from the MSCI All Country Asia ex-Japan Price Index (unhedged) to the MSCI All Country Asia ex-Japan (Net, USD, unhedged) Index. During the Reporting Period, the cumulative total return of the MSCI All Country Asia ex-Japan Price Index (unhedged) was 8.49%.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance compared to the Index during the Reporting Period can be primarily attributed to effective stock selection. From a country perspective, stock selection was strongest in China and Taiwan. Stock selection in Malaysia also proved effective. Only partially offsetting these positives was weak stock selection in India. The combination of stock selection and having only a modest position in Thailand, one of the better performers in the Index, also detracted.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Index from holdings in Kia Motors, S-Oil and Radiant Opto-Electronics.

An overweighted position relative to the Index in Kia Motors, South Korea’s second largest auto manufacturer, contributed most positively to the Fund’s results. Kia Motors performed strongly during the Reporting Period based on a series of good earnings reports, which the market expected to continue going forward. Kia Motors also benefited from increased popularity and trust amongst consumers as well as a significantly improved financial status. Its sales numbers were encouraging with new attractive models.

An overweighted position relative to the Index in S-Oil, South Korea’s third largest oil refiner, also contributed strongly to the Fund’s results during the Reporting Period. Shares of S-Oil rallied on the back of gradually improving refining margins and on record high prices for para-xylene, a bi-product of the refining process used in the manufacture of polyester.

Radiant Opto-Electronics is a Taiwanese producer of liquid crystal display (LCD) backlight units. Its shares performed well as the information technology company saw growing demand for LCD televisions via improved sales for its major clients, including Samsung, Sharp and Sony. Also, Radiant Opto-Electronics is the qualified supplier of the LCD backlight units for the iPad, providing almost all of the units used by Apple’s newest product. Radiant Opto-Electronics’ stock is not a component of the Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Chinese airline Air China, Taiwanese information technology company Nan Ya Printed Circuit Board and Chinese financials company China Life Insurance.

Air China is China’s largest international carrier. Air China’s shares declined during the Reporting Period overall as a result of profit-taking after strong performance early in the Reporting Period and on heightened concerns over increasing oil prices. Also, the Reporting Period incorporated a seasonal low quarter for air travel.

Nan Ya Printed Circuit Board is a Taiwanese manufacturer of integrated circuit substrates. (A substrate is the body or base layer of an integrated circuit board onto which other layers are deposited to form the circuit. The substrate is originally part of the wafer from which the die is cut. It is used as the electrical ground for the circuit.) The company’s shares suffered due to shortages in supply of various components, including electronic wafers and BT (bismaleimide triazine) resin following the earthquake and tsunami in Japan.

PORTFOLIO RESULTS

Shares of China Life Insurance, China’s biggest insurer, declined due to concerns about the broad financial sector as a result of tightened monetary policy expectations. Also, weakness in the China A-share markets, which would affect the company’s investment portfolio returns, led to negative sentiment on its stock price. (China’s two stock exchanges, in Shanghai and Shenzhen, both have A- and B-share markets. The key distinction is that A-shares are denominated in renminbi and B-shares in foreign currency (US dollars in Shanghai and Hong Kong dollars in Shenzhen)). (Please note that the Fund itself purchases its shares on the China H share market, which operates in Hong Kong).

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the Index were energy, consumer discretionary and health care, each driven primarily by effective stock selection. Having an overweighted allocation to consumer discretionary and an underweighted exposure to consumer staples also helped, though to a more modest degree.

The biggest detractors from the Fund’s relative results during the Reporting Period were the industrials, financials and materials sectors, each due primarily to poor stock selection. Still, each of these sectors generated positive absolute returns. There were no major detractors from a sector allocation perspective during the Reporting Period.

Q	How did the Fund use derivatives or similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures, on an opportunistic basis, to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In India, we initiated a Fund position in state controlled coal company Coal India through its initial public offering (IPO). We subsequently continued to build the Fund’s position in Coal India such that it was one of the largest overweighted positions in the Fund’s portfolio at the end of the Reporting Period. Because Coal India was selling its coal at a greater than 50% discount to global prices during the Reporting Period, we believed it had significant headroom to gradually increase its prices over the coming years. We believe the company will exercise this pricing power in a measured manner, which should help shield its earnings from the potential vagaries of the commodity price cycle. We also viewed Coal India as an attractive purchase given the scarcity of coal and the issues faced in India with respect to power shortages and given the company’s own strong cash generating capabilities.

We purchased S-Oil during the Reporting Period, mentioned earlier as one of the Fund’s best-performing individual stocks. We bought S-Oil as we saw improving refining margins given fast-growing middle-distillate demand in China and gasoline demand in developed markets. In addition, skyrocketing cotton prices were positive for prices of polyethylene terephthalate (PET), para-xylene and mono ethylene glycol, all products produced by S-Oil and used in the manufacture of other materials, such as polyester.

We significantly trimmed the Fund’s position in China Construction Bank during the Reporting Period to take profits and switch to China Minsheng Bank, which we viewed as having a more attractive valuation and better interest margin prospects.

We eliminated the Fund’s position in Jardine Cycle & Carriage, a Singapore company that distributes, retails and assembles motor vehicles, parts and accessories. The company is intricately linked with Astra International, an Indonesian company that assembles and distributes automobiles, motorcycles and their related spare parts. We believed its upside momentum was decelerating as auto sales declined. We also sold the Fund’s position in Neowiz Games, a South Korean online gaming company, as its earnings momentum was slowing and we had higher conviction in another online gaming company. Neowiz Games is not a component of the Index.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a relatively narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure to industrials, financials and health care decreased, and its allocations to energy, consumer discretionary, materials and consumer staples increased.

Similarly, allocations to countries are directly the result of various stock selection decisions. During the Reporting Period, the Fund’s allocations to Hong Kong and India

PORTFOLIO RESULTS

decreased, and its positioning in Thailand and Singapore increased.

Q	How was the Fund positioned relative to its Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposures to China and Taiwan compared to the Index. On the same date, the Fund had underweighted exposures to Hong Kong and India and was relatively neutrally weighted to South Korea, Malaysia, Indonesia, Singapore and Thailand. The Fund had no exposure to the Philippines at the end of the Reporting Period.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in the consumer discretionary, materials and information technology sectors at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the Index in the financials, industrials and telecommunication services sectors and was relatively neutrally weighted to energy, consumer staples, utilities and health care.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Asia Equity Fund
as of April 30, 2011

PERFORMANCE REVIEW

	Fund Total Return	MSCI AC Asia ex-Japan	MSCI AC Asia ex-Japan
November 1, 2010–April 30, 2011	(based on NAV)[1]	(net, USD, unhedged)[2]	Price Index (unhedged)[2]

Class A	9.21%	9.16%	8.49%
Class B	8.84	9.16	8.49
Class C	8.80	9.16	8.49
Institutional	9.45	9.16	8.49

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	Effective February 28, 2011, the Fund changed its benchmark from the MSCI All Country Asia ex-Japan Price Index (unhedged) to the MSCI All Country Asia ex-Japan (Net, USD, unhedged) Index. In the Investment Adviser’s opinion, the MSCI All Country Asia ex-Japan (Net, USD, unhedged) Index is a more appropriate benchmark against which to measure the performance of the Fund, because it accounts for the effect that dividends have on an investor’s total return. The unmanaged MSCI All Country Asia Free ex-Japan Price Index (net, USD, unhedged) is a market capitalization-weighted composite of securities in 10 Asian countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 3/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	13.55%	5.39%	9.46%	2.61%	7/08/94
Class B	14.20	5.42	9.47	1.49	5/01/96
Class C	18.27	5.75	9.31	1.91	8/15/97
Institutional	20.64	6.99	10.64	2.59	2/02/96

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	2.32%
Class B	2.35	3.07
Class C	2.35	3.07
Institutional	1.20	1.92

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangement in place. If this occurs, the expense ratios may change.

TOP TEN HOLDINGS AS OF 4/30/11[5]

	% of Total
Holding	Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	3.0%	Semiconductors & Semiconductor Equipment	Taiwan
Samsung Electronics Co. Ltd.	2.9	Semiconductors & Semiconductor Equipment	South Korea
Industrial & Commercial Bank of China Ltd. Class H	2.4	Banks	China
Kia Motors Corp.	2.2	Automobiles & Components	South Korea
CNOOC Ltd.	2.1	Energy	Hong Kong
Bank of China Ltd. Class H	2.0	Banks	China
Hon Hai Precision Industry Co. Ltd.	1.8	Technology Hardware & Equipment	Taiwan
Hynix Semiconductor, Inc.	1.8	Semiconductors & Semiconductor Equipment	South Korea
Woori Finance Holdings Co. Ltd.	1.7	Banks	South Korea
PetroChina Co. Ltd. Class H	1.7	Energy	China

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

PORTFOLIO RESULTS

Goldman Sachs BRIC Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the
Goldman Sachs BRIC Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 4.12%, 3.80%, 4.43% and 4.26%, respectively. These returns compare to the 4.48% cumulative total return of the Fund’s benchmark, the MSCI BRIC Index (net, unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated absolute gains, but modestly under-performed relative to the Index during the Reporting Period. While the Fund did benefit from effective stock selection in Brazil and China, such positives were not enough to completely offset the detracting effect of its positioning in Russia and India.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were two coal companies included in the energy sector—China’s Yanzhou Coal Mining and India’s Coal India as well as Brazilian materials company Braskem.

An overweighted position in Yanzhou Coal Mining, a company engaged in the mining, preparation, sale and railway transportation of coal, was the top contributor to the Fund’s results during the Reporting Period. The company benefited from better than expected annual earnings results. The company also benefited as strong demand for coal following a cold winter and disruptions to global supply from flooding in Australia led to a rise in the spot price for coal during the Reporting Period.

The Fund also had an overweighted position in Coal India, a state controlled coal company. Its shares benefited from higher rake availability during the Reporting Period, which resulted in better sales volume expectations. (As used in the coal industry, a rake is a number of trollies connected together for transport at one time as a unit.) Furthermore, approximately 40% of Coal India’s sales are linked to market prices, and as global coal prices held up well during the Reporting Period, so, too, did the company’s results.

Braskem, the largest petrochemical company in the Americas and the world’s third largest producer of polypropylene, reported strong results during the Reporting Period, and thus the Fund’s overweighted position proved beneficial. Braskem’s strong results came despite poor macroeconomic conditions, with the industry still at a low point in its cycle and having suffered from continued appreciation of Brazil’s currency, the real. Also, the company benefited from the beginnings of a turn in investor sentiment, with the consensus increasingly suggesting that the recovery in petrochemical demand would start sooner than previously expected and that demand might even outstrip supply by as early as 2012.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Russian natural gas provider Gazprom, Chinese financials company China Life Insurance and Chinese airline Air China.

The Fund’s underweighted position in Gazprom, the world’s largest extractor of natural gas, was a significant detractor from its results. We had elected to take the Fund’s holding in Gazprom to an underweighted position during the second quarter of 2010 following concerns over the company’s capital expenditure requirements for new projects and on a weak volume outlook for its high value gas sales to Europe. However, the stock outperformed in the winter of 2010/2011 following record low temperatures across Europe and the Northern Hemisphere that drove up the price of natural gas.

PORTFOLIO RESULTS

Shares of China Life Insurance, China’s biggest insurer, declined due to concerns about the broad financial sector as a result of tightened monetary policy expectations. Also, weakness in the A-share markets, which would affect the company’s investment portfolio returns, led to negative sentiment on its stock price. (China’s two stock exchanges, in Shanghai and Shenzhen, both have A- and B-share markets. The key distinction is that A-shares are denominated in renminbi and B-shares in foreign currency (US dollars in Shanghai and Hong Kong dollars in Shenzhen)).

Air China is China’s largest international carrier. Air China’s shares declined during the Reporting Period overall as a result of profit-taking after strong performance early in the Reporting Period and on heightened concerns over increasing oil prices. Also, the Reporting Period incorporated a seasonal low quarter for air travel.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, strong stock selection within the energy, materials and health care sectors contributed most to the Fund’s performance. A notable contributor within energy was Yanzhou Coal Mining, already discussed. The most notable contributor within materials was Braskem, mentioned above. Within health care, Amil Participacoes, the biggest Latin American health care company and the largest medical private company of Brazil, was a particularly notable contributor.

Conversely, weak stock selection in the telecommunication services, industrials and financials sectors detracted most from the Fund’s performance during the Reporting Period. Underperformance in the telecommunication services sector was driven largely by the Fund’s positioning in China Telecom. The Fund had an underweighted position in China Telecom for most of the Reporting Period, only initiating the Fund’s position in mid-March. Because China Telecom’s shares performed well during the time the Fund did not own the stock, it detracted from the Fund’s performance relative to the Index for the Reporting Period overall. One notable detractor in industrials was Air China, already discussed. Another disappointment within industrials was Tata Motors, India’s largest car and commercial vehicle manufacturer. Tata Motors performed poorly despite better than expected earnings and strong momentum in monthly sales numbers from its subsidiary, JLR. Having an overweighted position in the poorly performing industrials sector also detracted from the Fund’s results during the Reporting Period. In financials, a position in China Life Insurance, already discussed, was the primary detractor.

Q	How did the Fund use derivatives or similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures, on an opportunistic basis, to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In Brazil, we elected to change the Fund’s positioning within the banking sector. During the first quarter of 2011, we sold out of the Fund’s position in Itau Unibanco and initiated a position in Banco Bradesco. Valuations for Brazilian financials were quite attractive, in our view, due to the overhang from expectations that the Brazilian Central Bank might look to slow credit growth aggressively. We believe that not only are such measures unlikely but that they were also already priced in at then-current levels. Given this view and given the strength of recent earnings, we believe Banco Bradesco is well positioned within the sector. Our decision to sell the Fund’s position in Itau Unibanco was driven by the bank’s weaker than expected earnings, which failed to show the synergies anticipated from its acquisition of Unibanco. Furthermore, Itau Unibanco gave little clarity on how or when these synergies were likely to be realized.

Also in Brazil we elected to sell out of the Fund’s position in pulp and paper manufacturer Fibria. Our decision was based on the continued appreciation of the Brazilian real during the latter part of 2010, which negatively impacted the company’s profitability. Fibria earns almost all of its revenues in U.S. dollars, but over 90% of its costs are in the real currency. As such, we believed that the price of pulp would have to increase significantly to compensate, a situation we did not view as likely.

PORTFOLIO RESULTS

In India, we initiated a Fund position in state controlled coal company Coal India, mentioned earlier as one of the Fund’s primary contributors during the Reporting Period, through its initial public offering (IPO). We subsequently continued to build the Fund’s position in Coal India such that it was one of the largest overweighted positions in the portfolio at the end of the Reporting Period. Because Coal India was selling its coal at a greater than 50% discount to global prices during the Reporting Period, we believed it had significant headroom to gradually increase its prices over the coming years. We believe the company will exercise this pricing power in a measured manner, which should help shield its earnings from the potential vagaries of the commodity price cycle. We also viewed Coal India as an attractive purchase given the scarcity of coal and the issues faced in India with respect to power shortages and given the company’s own strong cash generating capabilities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure relative to the Index in energy and financials increased and its allocations relative to the Index to industrials, materials and information technology decreased.

Resulting from various stock selection decisions, the Fund’s exposure relative to the Index to Russia increased modestly and its allocation relative to the Index to China decreased slightly.

Q	How was the Fund positioned relative to its Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had modestly underweighted exposure to India, Brazil and Russia and a rather neutral exposure to China relative to the Index.

From a sector perspective, the Fund had overweighted allocations to consumer discretionary, materials, health care and energy compared to the Index at the end of the Reporting Period. On the same date, the Fund had underweighted exposure to the utilities, telecommunication services, information technology, industrials and consumer staples sectors and was rather neutrally weighted relative to the Index in the financials sector.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

BRIC Fund
as of April 30, 2011

PERFORMANCE REVIEW

	Fund Total Return	MSCI BRIC Index
November 1, 2010–April 30, 2011	(based on NAV)[1]	(net, unhedged)[2]

Class A	4.12%	4.48%
Class C	3.80	4.48
Institutional	4.43	4.48
Class IR	4.26	4.48

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI BRIC Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the following four emerging market country indices: Brazil, Russia, India and China. This series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 3/31/11	One Year	Since Inception	Inception Date

Class A	5.96%	10.72%	6/30/06
Class C	10.29	11.20	6/30/06
Institutional	12.58	12.49	6/30/06
Class IR	N/A	18.84	8/31/10

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.89%	1.92%
Class C	2.64	2.67
Institutional	1.49	1.52
Class IR	1.64	1.67

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangement in place. If this occurs, the expense ratios may change.

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/11[5]

	% of Total
Holding	Net Assets	Line of Business	Country

Vale SA ADR	6.5%	Materials	Brazil
Petroleo Brasileiro SA Preference	6.3	Energy	Brazil
A Shares ADR
Banco Bradesco SA Preference Shares	4.0	Banks	Brazil
Industrial & Commercial Bank of China Ltd. Class H	3.6	Banks	China
OAO Gazprom ADR	3.5	Energy	Russia
Coal India Ltd.	3.2	Energy	India
CNOOC Ltd.	3.0	Energy	Hong Kong
Bank of China Ltd. Class H	2.8	Banks	China
OAO Lukoil ADR	2.7	Energy	Russia
China Life Insurance Co. Ltd. Class H	2.6	Insurance	China

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 8.69%, 8.28%, 8.29%, 8.90%, 8.68% and 8.79%, respectively. These returns compare to the 9.74% cumulative total return of the Fund’s benchmark, the MSCI Emerging Markets Index (net, unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated solid absolute gains, but underperformed relative to the Index during the Reporting Period. While the Fund did benefit from effective stock selection in Brazil, China and Taiwan, such positives were not enough to completely offset the detracting effect of its positioning in Russia, Hungary and Poland.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Kia Motors, S-Oil and Radiant Opto-Electronics.

An overweighted position relative to the Index in Kia Motors, South Korea’s second largest auto manufacturer, contributed most positively to the Fund’s results. Kia Motors performed strongly during the Reporting Period based on a series of good earnings reports, which the market expected to continue going forward. Kia Motors also benefited from increased popularity and trust amongst consumers as well as a significantly improved financial status.

An overweighted position relative to the Index in S-Oil, South Korea’s third largest oil refiner, also contributed strongly to the Fund’s results during the Reporting Period. Shares of S-Oil rallied on the back of gradually improving refining margins and on record high prices for para-xylene, a bi-product of the refining process used in the manufacture of polyester.

Radiant Opto-Electronics is a Taiwanese producer of liquid crystal display (LCD) backlight units. Its shares performed well as the information technology company saw growing demand for LCD televisions via improved sales for its major clients, including Samsung, Sharp and Sony. Also, Radiant Opto-Electronics is the qualified supplier of the LCD backlight units for the iPad, providing almost all of the units used by Apple’s newest product. During the Reporting Period, the Fund had an overweighted position in Radiant Opto-Electronics compared to the Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Russian natural gas provider Gazprom, Chinese financials company China Life Insurance and Egyptian bank Commercial International Bank.

The Fund’s underweighted position in Gazprom, the world’s largest extractor of natural gas, was a significant detractor from its results, as the company performed well during the Reporting Period on rising natural gas prices following the colder than expected European winter. Gazprom was a new position for the Fund during the Reporting Period, but we sold it by the end of the Reporting Period as we believed the company faced substantial capital expenditure requirements and that there existed uncertainty around potential oil and natural gas tax reform by the Russian government.

Shares of China Life Insurance, China’s biggest insurer, declined due to concerns about the broad financial sector as a result of tightened monetary policy expectations. Also, weakness in the A-share markets, which would affect the company’s investment portfolio returns, led to negative sentiment on its stock price. (China’s two stock exchanges, in Shanghai and Shenzhen, both have A- and B-share markets. The key distinction is that A-shares are denominated in renminbi and B-shares in foreign currency (US dollars in Shanghai and Hong Kong dollars in Shenzhen)).

PORTFOLIO RESULTS

An overweighted position in Commercial International Bank relative to the Index detracted from the Fund’s results. Shares of the financials company fell during the Reporting Period as Egypt experienced significant political unrest. While we continued to believe the bank is a high quality asset, its valuation combined with the heightened uncertainty surrounding the outlook for the political situation in Egypt and the increased challenges faced by the nation’s banking sector led us to sell out of the Fund’s position in Commercial International Bank by the end of the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, strong stock selection within the energy, consumer discretionary and health care sectors contributed most to the Fund’s performance. A notable contributor within energy was S-Oil, already discussed. Another contributor within this sector during the Reporting Period was Russian oil major Rosneft, which benefited from rising oil prices and proposed legislation that would ease the tax burden on oil producers in Russia. Indeed, this proposed legislation would not only modestly lower the export duty on crude oil, but was also seen as the first step in shifting the nation’s tax regime to favor increased investment in oil production. Another strong performer within the energy sector during the Reporting Period was China’s Yanzhou Coal Mining, a company engaged in the mining, preparation, sale and railway transportation of coal. The company benefited from better than expected annual earnings results. The company also benefited as strong demand for coal following a cold winter and disruptions to global supply from flooding in Australia led to a rise in the spot price for coal during the Reporting Period.

The most notable contributor within consumer discretionary was Kia Motors, mentioned above. Within health care, Celltrion, a leading South Korean biopharmaceutical company specializing in monoclonal antibody capabilities, was a particularly notable contributor. Celltrion’s shares rallied strongly during the Reporting Period due primarily to reports of its better than expected earnings results.

Conversely, weak stock selection within the financials, industrials and consumer staples sectors detracted most from the Fund’s performance during the Reporting Period. Underperformance in the financials sector was driven largely by the poor performance of Egyptian bank Commercial International Bank, already discussed. Another disappointment in the financials sector was OTP Bank, a Hungarian bank that suffered during the Reporting Period from fears that uncertainty and issues faced by many other peripheral European countries’ banking sectors would spread.

The notable detractor in industrials was Air China, China’s largest international carrier. Air China’s shares declined during the Reporting Period overall as a result of profit-taking after strong performance early in the Reporting Period and on heightened concerns over increasing oil prices. In consumer staples, a position in Gudang Garam, one of the largest tobacco producers in Indonesia, was the primary detractor. Its shares suffered from profit-taking during the Reporting Period following strong performance earlier.

Q	How did the Fund use derivatives or similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used equity-linked notes and participatory notes to gain exposure to select stocks.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In Brazil, we elected to change the Fund’s positioning within the banking sector. During the first quarter of 2011, we sold out of the Fund’s position in Itau Unibanco and initiated a position in Banco Bradesco. Valuations for Brazilian financials were quite attractive, in our view, due to the overhang from expectations that the Brazilian Central Bank might look to slow credit growth aggressively. We believe that not only are such measures unlikely but that they were also already priced in at then-current levels. Given this view and given the strength of recent earnings, we believe Banco Bradesco is well positioned within the sector. Our decision to sell the Fund’s position in Itau Unibanco was driven by the bank’s weaker than expected earnings, which failed to show the synergies anticipated from its acquisition of Unibanco. Furthermore, Itau Unibanco gave little clarity on how or when these synergies were likely to be realized.

Also in Brazil we elected to sell out of the Fund’s position in pulp and paper manufacturer Fibria. Our decision was based on the continued appreciation of the Brazilian real during the latter part of 2010, which negatively impacted the company’s profitability. Fibria earns almost all of its revenues in U.S. dollars, but over 90% of its costs are in the real currency. As such, we believed that the price of pulp would have to increase significantly to compensate, a situation we did not view as likely.

PORTFOLIO RESULTS

In India, we initiated a Fund position in state controlled coal company Coal India through its initial public offering (IPO). We subsequently continued to build the Fund’s position in Coal India such that it was one of the largest overweighted positions in the portfolio at the end of the Reporting Period. Because Coal India was selling its coal at a greater than 50% discount to global prices during the Reporting Period, we believed it had significant headroom to gradually increase its prices over the coming years. We believe the company will exercise this pricing power in a measured manner, which should help shield its earnings from the potential vagaries of the commodity price cycle. We also viewed Coal India as an attractive purchase given the scarcity of coal and the issues faced in India with respect to power shortages and given the company’s own strong cash generating capabilities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure relative to the Index to industrials, financials and materials decreased and its allocations relative to the Index to energy and utilities increased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s exposure relative to the Index in Turkey, Poland and Hungary decreased and its allocations relative to the Index to Russia and the Czech Republic increased.

Q	How was the Fund positioned relative to its Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposures to Russia, the Czech Republic and Taiwan compared to the Index. On the same date, the Fund had underweighted exposures to Chile, Turkey, Poland and Colombia and was relatively neutrally weighted to the Index in the remaining components of the Index.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in consumer discretionary and energy at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the financials, industrials, consumer staples and utilities sectors and rather neutral positions relative to the Index in the materials, health care, information technology and telecommunication services sectors at the end the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Emerging Markets Equity Fund
as of April 30, 2011

PERFORMANCE REVIEW

		MSCI Emerging
	Fund Total Return	Markets Index
November 1, 2010–April 30, 2011	(based on NAV)[1]	(net, unhedged)[2]

Class A	8.69%	9.74%
Class B	8.28	9.74
Class C	8.29	9.74
Institutional	8.90	9.74
Service	8.68	9.74
Class IR	8.79	9.74

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010 the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. This Index offers an exhaustive representation of the Emerging markets by targeting all companies with a market capitalization within the top 85% of their investable equity universe, subject to a global minimum size requirement. It is based on the Global Investable Market Indices methodology. This series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 3/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	9.04%	5.15%	13.75%	8.44%	12/15/97
Class B	9.50	5.13	13.81	8.57	12/15/97
Class C	13.54	5.55	13.61	8.24	12/15/97
Institutional	15.82	6.78	14.95	9.49	12/15/97
Service	15.23	6.25	14.39	8.78	12/15/97
Class IR	N/A	N/A	N/A	21.08	8/31/10

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.91%	1.91%
Class B	2.66	2.66
Class C	2.66	2.66
Institutional	1.51	1.51
Service	2.01	2.01
Class IR	1.66	1.66

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangement in place. If this occurs, the expense ratios may change.

TOP TEN HOLDINGS AS OF 4/30/11[5]

	% of Total
Holding	Net Assets	Line of Business	Country

Petroleo Brasileiro SA Preference A Shares ADR	2.6%	Energy	Brazil
Vale SA ADR	2.3	Materials	Brazil
Banco Bradesco SA Preference Shares	2.0	Banks	Brazil
MTN Group Ltd.	1.9	Telecommunication Services	South Africa
Taiwan Semiconductor Manufacturing Co. Ltd.	1.9	Semiconductors & Semiconductor Equipment	Taiwan
America Movil SAB de CV Series L ADR	1.8	Telecommunication Services	Mexico
OAO Lukoil ADR	1.7	Energy	Russia
Sberbank Russia	1.6	Banks	Russia
Samsung Electronics Co. Ltd. Preference Shares	1.6	Semiconductors & Semiconductor Equipment	South Korea
Industrial & Commercial Bank of China Ltd. Class H	1.6	Banks	China

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

PORTFOLIO RESULTS

Goldman Sachs N-11 Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs N-11 Equity Fund’s (the “Fund”) performance and positioning for the period from its inception on February 28, 2011 through April 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 11.10%, 11.00%, 11.20% and 11.10%, respectively. These returns compare to the 11.55% cumulative total return of the Fund’s benchmark, the MSCI GDP Weighted N-11 ex-Iran Index (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but modestly underperformed relative to the Index during the Reporting Period. While the Fund did benefit from effective stock selection and positioning in Egypt, Nigeria and South Korea, such positives were not enough to completely offset the detracting effect of its weak stock selection in Mexico, Bangladesh and Vietnam.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Kia Motors, S-Oil and POSCO Chemtech.

An overweighted position relative to the Index in Kia Motors, South Korea’s second largest auto manufacturer, contributed most positively to the Fund’s results. Kia Motors performed strongly during the Reporting Period based on a series of good earnings reports, which the market expected to continue going forward. Kia Motors also benefited from increased popularity and trust amongst consumers as well as a significantly improved financial status. Its sales numbers were encouraging with new attractive models.

An overweighted position relative to the Index in S-Oil, South Korea’s third largest oil refiner, also contributed strongly to the Fund’s results during the Reporting Period. Shares of S-Oil rallied on the back of gradually improving refining margins and on record high prices for para-xylene, a bi-product of the refining process used in the manufacture of polyester.

POSCO Chemtech is a South Korean company that manufactures and markets refractory material. Its shares performed well, especially after it released fiscal first quarter results, including compound annualized growth rates for top-line growth, that were far better than in the prior year due to its stable existing business and its fast growing new business. (Refractory material is non-metallic material that has those chemical and physical properties that retain its strength at high temperatures. Refractory materials are often used in linings for furnaces, kilns, incinerators and reactors.)

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Islami Bank Bangladesh, a Bangladesh commercial bank; CJ E&M (formerly O Media Holdings), a South Korean media holdings company; and America Movil, a Mexican telecommunications provider.

The Fund’s overweighted position in Islami Bank Bangladesh, the largest private commercial bank in Bangladesh in terms of asset base and earnings, was a significant detractor from its results, as the Bangladesh banking sector overall saw share price pressure after posting weaker than expected results. Heightened regulatory risks affected sentiment, prompting profit taking during the Reporting Period after strong performance in earlier months. Despite the industry headwinds, Islami Bank Bangladesh outperformed the sector given its more attractive valuations.

PORTFOLIO RESULTS

Shares of CJ E&M declined during the Reporting Period, especially after it released worse than expected fiscal first quarter earnings results. Rumors had widely circulated regarding the media company’s anticipated results, but investors still reacted negatively toward the disappointing news. We held the position in the Fund as we expect the company may see an earnings turnaround in the coming quarters based on content provided to IPTV (Internet protocol television) players and on improved advertising sales. (IPTV refers to the delivery of scheduled and video-on-demand television programs and movies over the Internet.)

An overweighted position in America Movil relative to the Index detracted from the Fund’s results due to several factors. First, fears surrounding the Mexican government’s $1 billion fine on the telecommunications provider for potential monopolistic practices led its share price down. Second, the company’s first quarter 2011 earnings were less than anticipated, impacted mainly by the results of its Brazilian operations, where it owns a telecommunications company called Claro. Third, ongoing discussions about a possible drop in the interconnection rate in Mexico weighed on the company’s share price.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, strong stock selection and effective positioning within the financials, materials and consumer staples sectors contributed most to the Fund’s performance. Within financials, having underweighted positions in some of the major Egyptian banking stocks contributed strongly. Also a notable contributor to the Fund’s relative results within the sector was First Bank of Nigeria, where having an underweighted position helped as the stock fell more than 10% during the Reporting Period. A notable contributor within materials was POSCO Chemtech, already discussed. Within consumer staples, an overweighted position in the sector helped. A particularly notable contributor within the sector was Coca Cola Icecek, which bottles and distributes carbonated soft drinks and noncarbonated beverages in Turkey. During the first quarter of 2011, the company’s domestic sales grew 21% year over year, which led to a 32% year over year increase in revenues, thus driving up its stock price.

Conversely, weak stock selection within the consumer discretionary sector detracted most from the Fund’s performance during the Reporting Period. Indeed, consumer discretionary was the only detractor from a sector perspective. Underperformance in the consumer discretionary sector was driven largely by the poor performance of CJ E&M, already discussed.

Q	Did political upheaval in Egypt during the Reporting Period impact the Fund’s results?

A	Having an underweighted position in Egypt was a significant contributor to the Fund’s results during the Reporting Period, given the significant political unrest experienced in the country and the resulting uncertainty in the outlook for its equity market. Particularly helpful to the Fund’s results relative to the Index was its underweighted position in Egyptian bank Commercial International Bank. Shares of the financials company fell during the Reporting Period with the unrest in Egypt. It should be noted that Egypt accounts for just 4% of the Index and is the only country within the Middle East and North Africa (MENA) region represented within the Fund’s portfolio. Importantly, while there is the greater possibility of political and financial market instability within Egypt and the other more traditional emerging markets among the N-11 countries, we believe the exposures to these countries are appropriately sized given the potential risks involved.

Q	How did the Fund use derivatives or similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund gained exposure to select stocks through equity-linked notes and participatory notes. In South Korea, we gained access to equity securities through swap agreements known as equity basket swaps.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Given the launch of the Fund on February 28, 2011, it was not a Reporting Period wherein there was significant trading activity but rather a time of building the Fund’s portfolio. Four of the largest overweighted positions built in the Fund since its inception are Kia Motors, America Movil, Pakistan Petroleum and Gudang Guram.

Kia Motors, discussed earlier as one of the Fund’s top contributors during the Reporting Period, is, in our view, a rapid turn-around company that continues to be priced at a reasonable valuation. By hiring a world-class designer, the company managed to bounce back from a situation three

PORTFOLIO RESULTS

years ago where it was under significant financial duress and had limited consumer appeal. In 2011, Kia Motors has become a major player in the global auto market. We believe the recent success of its new car launches, the improvement in its financial condition and the attractiveness of its valuation, which is at a discount to its peers given its competitive edge, made Kia Motors an attractive purchasing opportunity.

America Movil is the leading wireless service provider in Latin America. Though it detracted from the Fund’s results during the Reporting Period, we believe the company continued to enjoy a strong competitive position throughout Latin America, with the largest 3G footprint in the region, a strong balance sheet and solid management execution. We further believe the company’s revenues should continue to grow going forward as wireless data usage rates rise, potentially offsetting the effect of any decline in per-minute call pricing. We feel this trend can continue over the longer term as new technologies, such as 4G, are introduced and act to encourage increased data growth. Finally, we believe the premium to the sector at which America Movil was trading during the Reporting Period was justified given its strong regional presence, continued growth potential and commitment to returning cash to shareholders through dividends and buybacks.

Pakistan Petroleum is a leading Pakistani oil and natural gas producer. At the time of the Fund’s purchase, the company was expected to continue ramping up exploration activity over the coming quarters as it began drilling on licensed areas it has acquired over the past couple of years. Pakistani Petroleum has an impressive track record in finding and developing sites, and we believe it can also deliver positive results from its appraisal drilling activities.

Gudang Guram is one of the largest tobacco producers in Indonesia with a pan-Indonesian distribution presence and strong brand appeal. With a renewed focus by its management to improve operations and a rejuvenated business model, we believe that it will be successful and that consensus expectations are too conservative. In our opinion, the company has repositioned its marketing strategy and reinvigorated its products well. We further believe there are likely to be gains from improving production costs and increasing the efficiency of its distribution operations. Finally, recent industry and macroeconomic tailwinds are conducive, in our view, to Gudang Guram raising its prices in the future.

During the Reporting Period, we did switch the Fund’s position within the Mexican real estate sector, selling out of Corporacion Geo and purchasing Urbi. We believe the Mexican real estate market exhibits growth prospects, which are underpinned by the country’s favorable demographic profile and large housing deficit. Given recent valuations, we felt that Urbi offered greater potential upside and thus we made the trade. We also felt that Urbi may offer superior access to the considerable potential for expansion of the housing market, as plans are developing that will allow individuals who previously did not qualify for state-backed mortgages to attain financing.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure relative to the Index to consumer staples and materials increased, and its allocations relative to the Index to industrials, consumer discretionary and energy decreased.

Similarly, allocations to countries are the directly the result of various stock selection decisions. As such, the Fund’s exposure relative to the Index in Egypt and the Philippines decreased, and its allocations relative to the Index to Mexico, Turkey and Nigeria increased.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposures to Mexico and South Africa compared to the Index. (It should be noted that South Africa is not a component of the Index. The Fund owns a South African-listed company called MTN Group, which has the lead market share in the telecommunications market of Nigeria, which is an N-11 country. We took a position in MTN Group based on prospects for expansion of the telecommunications industry in Nigeria rather than on any investment thesis related to the company’s activities in South Africa.) On the same date, the Fund had underweighted exposures to Egypt and Turkey and was relatively neutrally weighted to the Index in the remaining country components of the Index.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in consumer discretionary, consumer staples and energy at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the financials, industrials and telecommunication services sectors and a rather neutral position relative to the Index in the information technology, materials and utilities sectors at the end the Reporting Period.

Given the launch of the Fund on February 28, 2011 and the significant cash inflows received in the two months that followed, we were still building the Fund’s portfolio at the end of the Reporting Period. Thus, at the end of the Reporting Period, approximately 26% of the Fund’s total net assets as of April 30, 2011 was held in short-term investments, including money market funds.

We remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

N-11 Equity Fund
as of April 30, 2011

PERFORMANCE REVIEW

	Fund Total Return	MSCI GDP Weighted
February 28, 2011–April 30, 2011	(based on NAV)[1]	N-11 ex Iran Index[2]

Class A	11.10%	11.55%
Class C	11.00	11.55
Institutional	11.20	11.55
Class IR	11.10	11.55

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s benchmark index is the MSCI GDP Weighted N-11 ex Iran Index. The MSCI GDP Weighted N-11 ex Iran Index comprises the following 10 emerging and frontier market indices: Bangladesh, Egypt, Indonesia, Mexico, Nigeria, Pakistan, Philippines, South Korea, Turkey and Vietnam. The index is designed to reflect the performance of the N-11 ex Iran countries based on the size of each country’s economy rather than the size of its equity market, by using country weights based on a country’s gross domestic product (GDP). Each country is divided into large- and mid-cap segments and provides exhaustive coverage of these size segments by targeting a coverage range around 85% of free float-adjusted market capitalization in that market.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 3/31/11	Since Inception	Inception Date

Class A	1.23%	2/28/11
Class C	6.00	2/28/11
Institutional	7.10	2/28/11
Class IR	7.00	2/28/11

[3]	The Standardized Average Annual Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.90%	2.70%
Class C	2.65	3.45
Institutional	1.50	2.30
Class IR	1.65	2.45

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangement in place. If this occurs, the expense ratios may change.

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/11[5]

	% of Total
Holding	Net Assets	Line of Business	Country

America Movil SAB de CV Series L ADR	8.9%	Telecommunication Services	Mexico
Wal-Mart de Mexico SAB de CV Series V	4.4	Food & Staples Retailing	Mexico
Turkiye Garanti Bankasi AS	3.3	Banks	Turkey
Grupo Televisa SA ADR	3.1	Media	Mexico
Grupo Mexico SAB de CV Series B	2.5	Materials	Mexico
PT Bank Central Asia Tbk	2.2	Banks	Indonesia
Koc Holding AS	1.9	Capital Goods	Turkey
PT Bank Mandiri Tbk	1.8	Banks	Indonesia
Pakistan Petroleum Ltd.	1.8	Energy	Pakistan
PT Astra International Tbk	1.8	Automobiles & Components	Indonesia

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments
April 30, 2011(Unaudited)

Shares	Description	Value

Common Stocks – 97.1%
China – 17.2%
3,187,900	Bank of China Ltd. Class H (Banks)	$1,764,450
558,000	China Automation Group Ltd. Class H (Capital Goods)	489,297
606,000	China BlueChemical Ltd. Class H (Materials)	493,821
686,110	China Construction Bank Corp. Class H (Banks)	649,693
329,000	China Life Insurance Co. Ltd. Class H (Insurance)	1,175,984
355,012	China Longyuan Power Group Corp. Class H (Utilities)	365,827
835,000	China Minsheng Banking Corp. Ltd. Class H (Banks)	801,990
186,400	China Pacific Insurance (Group) Co. Ltd. Class H (Insurance)	806,860
766,000	China Telecom Corp. Ltd. Class H (Telecommunication Services)	445,694
284,000	China Yurun Food Group Ltd. Class H (Food, Beverage & Tobacco)	1,043,475
211,000	Golden Eagle Retail Group Ltd. Class H (Retailing)	554,469
24,909	Hollysys Automation Technologies Ltd. Class H (Technology Hardware & Equipment)*	299,157
2,465,635	Industrial & Commercial Bank of China Ltd. Class H (Banks)	2,091,384
143,000	Jiangxi Copper Co. Ltd. Class H (Materials)	487,199
664,000	O-Net Communications Group Ltd. Class H (Technology Hardware & Equipment)*	376,090
1,024,000	PetroChina Co. Ltd. Class H (Energy)	1,486,438
348,000	Yanzhou Coal Mining Co. Ltd. Class H (Energy)	1,368,862
157,404	ZTE Corp. Class H (Technology Hardware & Equipment)	568,255

		15,268,945

Hong Kong – 18.1%
452,000	Belle International Holdings Ltd. (Retailing)	884,678
41,000	Cheung Kong (Holdings) Ltd. (Real Estate)	647,081
179,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	873,215
236,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	725,839
119,000	China Mobile Ltd. (Telecommunication Services)	1,094,619
640,000	China Resources Cement Holdings Ltd. (Materials)	652,839
332,000	China Resources Land Ltd. (Real Estate)	573,870
763,000	CNOOC Ltd. (Energy)	1,896,495
335,000	Digital China Holdings Ltd. (Technology Hardware & Equipment)	652,794
928,000	Fushan International Energy Group Ltd. (Materials)	651,393
259,000	Hang Lung Properties Ltd. (Real Estate)	1,154,920
98,431	Henderson Land Development Co. Ltd. (Real Estate)	675,607
37,000	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	846,119
80,000	Hutchison Whampoa Ltd. (Capital Goods)	914,921
168,000	Kerry Properties Ltd. (Real Estate)	898,349
716,000	KWG Property Holding Ltd. (Real Estate)	518,344
112,000	Li & Fung Ltd. (Retailing)	573,203
192,500	Lifestyle International Holdings Ltd. (Retailing)	551,574
226,000	Minth Group Ltd. (Automobiles & Components)	347,850
1,960,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)*	—
59,555	Sun Hung Kai Properties Ltd. (Real Estate)	932,780

		16,066,490

India – 6.9%
3,967	Asian Paints Ltd. (Materials)	249,227
172,186	Coal India Ltd. (Energy)	1,481,972
1,212	CRISIL Ltd. (Diversified Financials)	180,169
20,296	DB Corp. Ltd. (Media)	115,531
21,836	Engineers India Ltd. (Capital Goods)	143,233
2,676	Grasim Industries Ltd. (Materials)	157,045
6,842	Hero Honda Motors Ltd. (Automobiles & Components)	264,713
28,144	ICICI Bank Ltd. (Banks)	711,240
81,062	Indiabulls Real Estate Ltd. (Real Estate)*	229,342
10,133	Indiabulls Wholesale Services Ltd. (Food & Staples Retailing)*	2,383
20,275	IndusInd Bank Ltd. (Banks)	122,608
1,770	Infosys Technologies Ltd. ADR (Software & Services)	115,369
10,400	Infosys Technologies Ltd. (Software & Services)	683,711
12,914	Lanco Infratech Ltd. (Capital Goods)*	11,627
4,625	Siemens India Ltd. (Capital Goods)	90,654
22,535	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	237,652
29,816	Tata Motors Ltd. Class A (Capital Goods)	458,913
10,065	Tata Steel Ltd. (Materials)	140,651
18,950	Thermax Ltd. (Capital Goods)	278,095
56,990	Yes Bank Ltd. (Banks)	394,511

		6,068,646

30          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Indonesia – 3.3%
1,788,357	PT Bank Negara Indonesia (Persero) Tbk (Banks)	$847,231
136,500	PT Gudang Garam Tbk (Food, Beverage & Tobacco)	648,412
56,000	PT Indo Tambangraya Megah (Energy)	306,825
732,000	PT Indofood Sukses Makmur Tbk (Food, Beverage & Tobacco)	475,076
1,460,000	PT Perusahaan Gas Negara (Persero) Tbk (Utilities)	683,758

		2,961,302

Malaysia – 4.1%
254,320	Genting Malaysia Berhad (Consumer Services)	997,350
463,900	KKB Engineering Berhad (Capital Goods)	329,538
238,000	RHB Capital Behrad (Banks)	712,867
160,300	Sime Darby Berhad (Capital Goods)	488,369
309,800	Tenaga Nasional Berhad (Utilities)	629,172
198,000	UMW Holdings Berhad (Automobiles & Components)	469,787

		3,627,083

Singapore – 6.4%
212,000	CapitaLand Ltd. (Real Estate)*	589,632
110,230	DBS Group Holdings Ltd. (Banks)	1,350,535
436,000	Genting Singapore PLC (Consumer Services)*	774,376
20,800	Keppel Corp. Ltd. (Capital Goods)	202,551
202,000	SembCorp Industries Ltd. (Capital Goods)	892,470
461,000	Singapore Telecommunications Ltd. (Telecommunication Services)	1,176,761
787,000	STX OSV Holdings Ltd. (Capital Goods)*	722,669

		5,708,994

South Korea – 21.9%
3,352	CJ CheilJedang Corp. (Food, Beverage & Tobacco)	778,084
11,263	CJ E&M Corp. (Media)*	470,321
75,590	Foosung Co. Ltd. (Materials)*	585,884
14,650	Hanwha Chemical Corp. (Materials)	653,810
48,960	Hynix Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)	1,548,116
1,887	Hyundai Heavy Industries Co. Ltd. (Capital Goods)	943,772
4,083	Hyundai Mobis (Automobiles & Components)	1,369,472
27,470	Kia Motors Corp. (Automobiles & Components)	1,976,154
1,493	LG Chem Ltd. (Materials)	741,750
11,250	LG Display Co. Ltd. (Technology Hardware & Equipment)	403,549
31,080	Lock&Lock Co. Ltd. (Materials)	1,138,007
2,888	NCSoft Corp. (Software & Services)	765,879
1,223	POSCO (Materials)	536,696
8,046	POSCO Chemtech Co. Ltd. (Materials)	1,200,568
3,114	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,601,064
3,102	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	666,343
3,829	SK Holdings Co. Ltd. (Capital Goods)	688,130
5,100	S-Oil Corp. (Energy)	762,511
112,330	Woori Finance Holdings Co. Ltd. (Banks)	1,535,021

		19,365,131

Taiwan – 17.2%
587,651	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	688,273
82,000	Asustek Computer, Inc. (Technology Hardware & Equipment)	740,266
424,750	Cathay Financial Holding Co. Ltd. (Insurance)	710,170
1,060,864	Chinatrust Financial Holding Co. Ltd. (Banks)	974,660
325,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)*	491,444
380,525	Far Eastern Department Stores Co. Ltd. (Retailing)	673,655
431,746	Far Eastern New Century Corp. (Capital Goods)	679,715
254,660	Formosa Plastics Corp. (Materials)	1,042,869
425,433	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	1,615,591
27,138	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	300,496
326,000	Nan Ya Plastics Corp. (Materials)	1,001,337
180,520	Nan Ya Printed Circuit Board Corp. (Technology Hardware & Equipment)	590,815
296,870	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	899,398
261,000	Shihlin Electric & Engineering Corp. (Capital Goods)	328,515
1,039,338	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,688,233
18,000	TPK Holding Co. Ltd. (Technology Hardware & Equipment)*	538,861
140,720	Tripod Technology Corp. (Technology Hardware & Equipment)	666,794
894,000	Yuanta Financial Holding Co. Ltd. (Diversified Financials)	622,179

		15,253,271

Thailand – 2.0%
2,634,400	Asia Plus Securities PCL (Diversified Financials)	250,932

The accompanying notes are an integral part of these financial statements.          31

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments (continued)
April 30, 2011(Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Thailand – (continued)

13,100	Banpu PCL NVDR (Energy)	$328,091
310,500	BEC World PCL (Media)	359,295
728,300	Krung Thai Bank PCL (Banks)	479,135
122,700	Thai Oil PCL (Energy)	348,258

		1,765,711

TOTAL COMMON STOCKS
(Cost $68,247,803)		$86,085,573

Notional		Maturity
Shares	Description	Date	Value

Participation Notes – 1.3%
India – 1.3%
30,522	Coal India Ltd. (Issuer Morgan Stanley) (Energy)*	11/02/15	$262,697
33,121	Exide Industries Ltd. (Issuer UBS AG) (Automobiles & Components)*	03/11/13	114,337
44,909	IndusInd Bank Ltd. (Issuer Deutsche Bank AG) (Banks)*	02/19/20	271,573
20,399	IndusInd Bank Ltd. (Issuer JPMorgan Chase Bank NA) (Banks)*(a)	12/15/14	123,356
29,037	IndusInd Bank Ltd. (Issuer Morgan Stanley) (Banks)*(a)	06/07/13	175,592
4,526	Tata Steel Ltd. (Issuer Morgan Stanley) (Materials)*(a)	12/28/12	63,247
5,351	Tata Steel Ltd. GDR (Issuer Deutsche Bank AG) (Materials)*(a)	01/24/17	74,776

TOTAL PARTICIPATION NOTES
(Cost $854,550)			$1,085,578

Shares	Rate	Value

Short-term Investment(b) – 1.5%
JPMorgan U.S. Government Money Market Fund — Capital Shares
1,369,486	0.010%	$1,369,486
(Cost $1,369,486)

TOTAL INVESTMENTS – 99.9%
(Cost $70,471,839)		$88,540,637

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		95,451

NET ASSETS – 100.0%		$88,636,088

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $436,971, which represents approximately 0.5% of net assets as of April 30, 2011.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2011.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
NVDR	—	Non-Voting Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

MSCI Singapore Index	2	May 2011	$121,106	$(665)
SGX S&P CNX Nifty Index	29	May 2011	333,645	(7,046)

TOTAL				$(7,711)

32          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Schedule of Investments
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 96.3%
Brazil – 32.4%
635,700	Amil Participacoes SA (Health Care Equipment & Services)	$7,717,944
70,214	Anhanguera Educacional Participacoes SA Preference Shares (Consumer Services)	1,567,899
714,600	Autometal SA (Automobiles & Components)	8,062,643
1,685,700	Banco Bradesco SA Preference Shares (Banks)	33,409,691
1,139,737	Banco do Brasil SA (Banks)	20,937,198
907,200	BR Malls Participacoes SA (Real Estate)	9,584,073
614,065	Braskem SA Preference A Shares (Materials)*	8,879,976
30,332	BRF — Brasil Foods SA ADR (Food, Beverage & Tobacco)*	628,176
583,900	BRF — Brasil Foods SA (Food, Beverage & Tobacco)*	11,839,823
600,200	Diagnosticos da America SA (Health Care Equipment & Services)*	8,057,605
1,016,300	Direcional Engenharia SA (Real Estate)	6,847,686
2,774,638	Klabin SA Preference Shares (Materials)	10,740,876
1,574,600	Magazine Luiza SA (Retailing)*	16,014,238
67,391	OGX Petroleo e Gas Participacoes SA (Energy)*	711,949
1,860,407	PDG Realty SA Empreendimentos e Participacoes (Consumer Durables & Apparel)	10,950,527
1,579,525	Petroleo Brasileiro SA Preference A Shares ADR (Energy)	52,708,749
463,000	QGEP Participacoes SA (Energy)*	6,268,688
1,614,635	Vale SA ADR (Materials)	53,928,809

		268,856,550

China – 23.1%
42,092,900	Bank of China Ltd. Class H (Banks)	23,297,730
8,277,000	China Automation Group Ltd. Class H (Capital Goods)	7,257,902
9,476,000	China BlueChemical Ltd. Class H (Materials)	7,721,856
7,874,360	China Construction Bank Corp. Class H (Banks)	7,456,406
6,006,000	China Life Insurance Co. Ltd. Class H (Insurance)	21,467,962
4,185,211	China Longyuan Power Group Corp. Class H (Utilities)	4,312,702
12,723,500	China Minsheng Banking Corp. Ltd. Class H (Banks)	12,220,502
12,048,000	China Telecom Corp. Ltd. Class H (Telecommunication Services)	7,010,085
2,814,000	China Yurun Food Group Ltd. Class H (Food, Beverage & Tobacco)	10,339,222
2,611,000	Golden Eagle Retail Group Ltd. Class H (Retailing)	6,861,229
35,357,050	Industrial & Commercial Bank of China Ltd. Class H (Banks)	29,990,313
1,949,000	Jiangxi Copper Co. Ltd. Class H (Materials)	6,640,220
14,096,000	PetroChina Co. Ltd. Class H (Energy)	20,461,755
4,234,000	Yanzhou Coal Mining Co. Ltd. Class H (Energy)	16,654,482
2,720,628	ZTE Corp. Class H (Technology Hardware & Equipment)	9,821,914

		191,514,280

Hong Kong – 13.7%
6,777,000	Belle International Holdings Ltd. (Retailing)	13,264,297
3,365,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	10,349,353
2,242,500	China Mobile Ltd. (Telecommunication Services)	20,627,599
8,262,000	China Resources Cement Holdings Ltd. (Materials)	8,427,749
5,958,000	China Resources Land Ltd. (Real Estate)	10,298,554
10,114,000	CNOOC Ltd. (Energy)	25,139,128
4,344,000	Digital China Holdings Ltd. (Technology Hardware & Equipment)	8,464,891
11,728,000	Fushan International Energy Group Ltd. (Materials)	8,232,259
6,397,500	KWG Property Holding Ltd. (Real Estate)	4,631,432
2,998,000	Minth Group Ltd. (Automobiles & Components)	4,614,395

		114,049,657

India – 12.4%
71,330	Asian Paints Ltd. (Materials)	4,481,319
3,120,520	Coal India Ltd. (Energy)	26,857,715
18,902	CRISIL Ltd. (Diversified Financials)	2,809,859
316,715	DB Corp. Ltd. (Media)	1,802,844
308,432	Engineers India Ltd. (Capital Goods)	2,023,150
142,590	Exide Industries Ltd. (Automobiles & Components)	492,234
41,784	Grasim Industries Ltd. (Materials)	2,452,148
117,143	Hero Honda Motors Ltd. (Automobiles & Components)	4,532,194
469,564	ICICI Bank Ltd. (Banks)	11,866,560
1,251,178	Indiabulls Real Estate Ltd. (Real Estate)*	3,539,862
156,397	Indiabulls Wholesale Services Ltd. (Food & Staples Retailing)*	36,787
778,399	IndusInd Bank Ltd. (Banks)	4,707,193
22,630	Infosys Technologies Ltd. ADR (Software & Services)	1,475,023
158,355	Infosys Technologies Ltd. (Software & Services)	10,410,490
183,553	Lanco Infratech Ltd. (Capital Goods)*	165,264
73,804	Siemens India Ltd. (Capital Goods)	1,446,619

The accompanying notes are an integral part of these financial statements.          33

GOLDMAN SACHS BRIC FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
India – (continued)

333,133	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$3,513,191
422,292	Tata Motors Ltd. Class A (Capital Goods)	6,499,705
168,265	Tata Steel Ltd. (Materials)	2,351,386
298,809	Thermax Ltd. (Capital Goods)	4,385,086
1,020,351	Yes Bank Ltd. (Banks)	7,063,335

		102,911,964

Russia – 14.7%
165,050	Eurasia Drilling Co. Ltd. GDR (Energy)	5,562,185
215,513	Evraz Group SA GDR (Materials)*	7,323,400
296,637	Globaltrans Investment PLC GDR (Transportation)(a)	5,895,019
1,440,262	Integra Group Holdings GDR (Energy)*	5,123,526
287,395	MMC Norilsk Nickel ADR (Materials)	8,003,951
1,702,210	OAO Gazprom ADR (Energy)	28,841,811
318,299	OAO Lukoil ADR (Energy)	22,185,440
910,438	OAO Rosneft Oil Co. GDR (Energy)	8,154,065
459,331	O’Key Group SA GDR (Food & Staples Retailing)*	4,837,301
5,765,408	Sberbank Russia (Banks)	21,066,556
133,094	X 5 Retail Group NV GDR (Food & Staples Retailing)*	4,707,546

		121,700,800

TOTAL COMMON STOCKS
(Cost $632,088,519)		$799,033,251

Notional		Maturity
Shares	Description	Date	Value

Participation Notes – 1.4%
India – 1.4%
467,416	Exide Industries Ltd. (Issuer UBS AG) (Automobiles & Components)*	03/11/13	$1,613,563
626,932	IndusInd Bank Ltd. (Issuer Deutsche Bank AG) (Banks)*	02/19/20	3,791,168
263,918	IndusInd Bank Ltd. (Issuer JPMorgan Chase Bank NA) (Banks)*(a)	12/15/14	1,595,958
452,070	IndusInd Bank Ltd. (Issuer Morgan Stanley) (Banks)*(a)	06/07/13	2,733,747
75,318	Tata Steel Ltd. (Issuer Morgan Stanley) (Materials)*(a)	12/28/12	1,052,509
65,209	Tata Steel Ltd. GDR (Issuer Deutsche Bank AG) (Materials)*(a)	01/24/17	911,250

TOTAL PARTICIPATION NOTES
(Cost $9,420,044)			$11,698,195

Shares	Rate	Value

Short-term Investment(b) – 1.9%
JPMorgan U.S. Government Money Market Fund — Capital Shares
15,908,939	0.010%	$15,908,939
(Cost $15,908,939)

TOTAL INVESTMENTS – 99.6%
(Cost $657,417,502)		$826,640,385

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		3,441,173

NET ASSETS – 100.0%		$830,081,558

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $12,188,483, which represents approximately 1.5% of net assets as of April 30, 2011.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2011.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

SGX S&P CNX Nifty Index	109	May 2011	$1,254,045	$(24,067)

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 97.0%
Argentina – 0.2%
62,015	Telecom Argentina SA ADR (Telecommunication Services)	$1,415,182

Brazil – 15.7%
225,400	Amil Participacoes SA (Health Care Equipment & Services)	2,736,550
25,302	Anhanguera Educacional Participacoes SA Preference Shares (Consumer Services)	565,001
259,100	Autometal SA (Automobiles & Components)	2,923,357
621,800	Banco Bradesco SA Preference Shares (Banks)	12,323,750
410,044	Banco do Brasil SA (Banks)	7,532,591
402,329	BR Malls Participacoes SA (Real Estate)	4,250,387
230,585	Braskem SA Preference A Shares (Materials)*	3,334,483
248,200	BRF — Brasil Foods SA (Food, Beverage & Tobacco)*	5,032,787
247,300	Diagnosticos da America SA (Health Care Equipment & Services)*	3,319,969
367,700	Direcional Engenharia SA (Real Estate)	2,477,511
1,013,773	Klabin SA Preference Shares (Materials)	3,924,407
787,500	Magazine Luiza SA (Retailing)*	8,009,153
51,182	OGX Petroleo e Gas Participacoes SA (Energy)*	540,710
880,049	PDG Realty SA Empreendimentos e Participacoes (Consumer Durables & Apparel)	5,180,049
478,593	Petroleo Brasileiro SA Preference A Shares ADR (Energy)	15,970,648
175,700	QGEP Participacoes SA (Energy)*	2,378,852
38,870	Vale SA (Materials)	1,275,159
412,436	Vale SA ADR (Materials)	13,775,363
16,852	Vale SA Preference A Shares (Materials)	493,927

		96,044,654

China – 11.0%
13,281,600	Bank of China Ltd. Class H (Banks)	7,351,148
2,688,000	China Automation Group Ltd. Class H (Capital Goods)	2,357,042
3,736,000	China BlueChemical Ltd. Class H (Materials)	3,044,412
4,111,420	China Construction Bank Corp. Class H (Banks)	3,893,195
2,090,000	China Life Insurance Co. Ltd. Class H (Insurance)	7,470,536
1,741,426	China Longyuan Power Group Corp. Class H (Utilities)	1,794,474
4,153,000	China Minsheng Banking Corp. Ltd. Class H (Banks)	3,988,819
4,400,000	China Telecom Corp. Ltd. Class H (Telecommunication Services)	2,560,124
987,000	China Yurun Food Group Ltd. Class H (Food, Beverage & Tobacco)	3,626,444
955,000	Golden Eagle Retail Group Ltd. Class H (Retailing)	2,509,565
11,616,505	Industrial & Commercial Bank of China Ltd. Class H (Banks)	9,853,272
677,000	Jiangxi Copper Co. Ltd. Class H (Materials)	2,306,531
4,972,000	PetroChina Co. Ltd. Class H (Energy)	7,217,355
1,442,000	Yanzhou Coal Mining Co. Ltd. Class H (Energy)	5,672,122
979,960	ZTE Corp. Class H (Technology Hardware & Equipment)	3,537,817

		67,182,856

Czech Republic – 1.0%
108,946	CEZ AS (Utilities)	6,249,712

Hong Kong – 6.7%
2,375,000	Belle International Holdings Ltd. (Retailing)	4,648,474
1,358,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	4,176,648
727,500	China Mobile Ltd. (Telecommunication Services)	6,691,897
3,114,000	China Resources Cement Holdings Ltd. (Materials)	3,176,472
1,960,000	China Resources Land Ltd. (Real Estate)	3,387,910
3,552,000	CNOOC Ltd. (Energy)	8,828,770
1,433,000	Digital China Holdings Ltd. (Technology Hardware & Equipment)	2,792,401
4,352,000	Fushan International Energy Group Ltd. (Materials)	3,054,808
2,850,500	KWG Property Holding Ltd. (Real Estate)	2,063,602
1,160,000	Minth Group Ltd. (Automobiles & Components)	1,785,423

		40,606,405

India – 5.9%
27,863	Asian Paints Ltd. (Materials)	1,750,498
983,137	Coal India Ltd. (Energy)	8,461,671
7,030	CRISIL Ltd. (Diversified Financials)	1,045,038
122,284	DB Corp. Ltd. (Media)	696,080
16,401	Grasim Industries Ltd. (Materials)	962,514
48,445	Hero Honda Motors Ltd. (Automobiles & Components)	1,874,309
172,867	ICICI Bank Ltd. (Banks)	4,368,599
57,510	Indiabulls Wholesale Services Ltd. (Food & Staples Retailing)*	13,527
360,534	IndusInd Bank Ltd. (Banks)	2,180,248
5,700	Infosys Technologies Ltd. ADR (Software & Services)	371,526

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
India – (continued)

61,510	Infosys Technologies Ltd. (Software & Services)	$4,043,758
77,666	Lanco Infratech Ltd. (Capital Goods)*	69,927
27,072	Siemens India Ltd. (Capital Goods)	530,633
133,086	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,403,513
185,933	Tata Motors Ltd. Class A (Capital Goods)	2,861,787
66,922	Tata Steel Ltd. (Materials)	935,188
154,098	Thermax Ltd. (Capital Goods)	2,261,421
327,317	Yes Bank Ltd. (Banks)	2,265,837

		36,096,074

Indonesia – 2.5%
10,442,963	PT Bank Negara Indonesia (Persero) Tbk (Banks)	4,947,335
728,000	PT Gudang Garam Tbk (Food, Beverage & Tobacco)	3,458,198
302,000	PT Indo Tambangraya Megah (Energy)	1,654,661
3,920,000	PT Indofood Sukses Makmur Tbk (Food, Beverage & Tobacco)	2,544,121
6,144,500	PT Perusahaan Gas Negara (Utilities)	2,877,640

		15,481,955

Luxembourg – 0.6%
31,628	Millicom International Cellular SA (Telecommunication Services)	3,426,578

Malaysia – 3.0%
1,088,900	Genting Malaysia Berhad (Consumer Services)	4,270,265
1,698,000	RHB Capital Behrad (Banks)	5,085,919
603,800	Sime Darby Berhad (Capital Goods)	1,839,534
1,783,100	Tenaga Nasional Berhad (Utilities)	3,621,291
1,372,000	UMW Holdings Berhad (Automobiles & Components)	3,255,293

		18,072,302

Mexico – 4.8%
190,300	America Movil SAB de CV Series L ADR (Telecommunication Services)	10,885,160
1,448,862	Corp. Moctezuma SAB de CV (Materials)	3,618,473
797,000	Grupo Financiero Banorte SAB de CV Class O (Banks)	3,980,950
169,900	Grupo Televisa SA ADR (Media)*	4,030,028
2,183,208	Wal-Mart de Mexico SAB de CV Series V (Food & Staples Retailing)	6,827,444

		29,342,055

Poland – 0.6%
567,063	Telekomunikacja Polska SA (Telecommunication Services)	3,748,808

Qatar – 0.5%
75,829	Qatar National Bank SAQ (Banks)	2,847,009

Russia – 9.0%
118,400	Eurasia Drilling Co. Ltd. GDR (Energy)	3,990,080
134,762	Evraz Group SA GDR (Materials)*	4,579,380
166,271	Globaltrans Investment PLC GDR (Transportation)*	3,304,277
1,277,743	Integra Group Holdings GDR (Energy)*	4,545,388
118,101	MMC Norilsk Nickel OJSC ADR (Materials)	3,269,190
396,282	OAO Gazprom ADR (Energy)	6,714,501
151,607	OAO Lukoil ADR (Energy)	10,567,008
676,143	OAO Rosneft Oil Co. GDR (Energy)	6,055,672
2,727,241	Sberbank Russia (Banks)	9,965,223
55,708	X 5 Retail Group NV GDR (Food & Staples Retailing)*	1,970,396

		54,961,115

South Africa – 7.2%
620,776	African Bank Investments Ltd. (Diversified Financials)	3,623,947
91,300	AngloGold Ashanti Ltd. ADR (Materials)	4,654,474
200,898	Impala Platinum Holdings Ltd. (Materials)	6,282,653
326,472	JD Group Ltd. (Retailing)	2,384,514
529,200	MTN Group Ltd. (Telecommunication Services)	11,770,652
114,110	Naspers Ltd. N Shares (Media)	6,871,953
141,064	Sasol Ltd. (Energy)	8,151,512

		43,739,705

South Korea – 14.9%
16,261	CJ CheilJedang Corp. (Food, Beverage & Tobacco)	3,774,589
52,619	CJ E&M Corp. (Media)*	2,197,266
351,170	Foosung Co. Ltd. (Materials)*	2,721,855
68,850	Hanwha Chemical Corp. (Materials)	3,072,685
229,250	Hynix Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)	7,248,888
8,838	Hyundai Heavy Industries Co. Ltd. (Capital Goods)	4,420,273
19,113	Hyundai Mobis (Automobiles & Components)	6,410,661
128,650	Kia Motors Corp. (Automobiles & Components)	9,254,902
6,989	LG Chem Ltd. (Materials)	3,472,262
52,680	LG Display Co. Ltd. (Technology Hardware & Equipment)	1,889,686
145,530	Lock&Lock Co. Ltd. (Materials)	5,328,642
14,012	NCSoft Corp. (Software & Services)	3,715,892
5,729	POSCO (Materials)	2,514,089
37,682	POSCO Chemtech Co. Ltd. (Materials)	5,622,645

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)

2,915	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	$2,434,844
16,755	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	9,863,822
14,950	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	3,211,423
17,995	SK Holdings Co. Ltd. (Capital Goods)	3,233,977
23,960	S-Oil Corp. (Energy)	3,582,307
526,000	Woori Finance Holdings Co. Ltd. (Banks)	7,187,936

		91,158,644

Taiwan – 11.9%
2,804,371	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	3,284,557
345,000	Asustek Computer, Inc. (Technology Hardware & Equipment)	3,114,535
2,320,000	Cathay Financial Holding Co. Ltd. (Insurance)	3,878,972
4,927,880	Chinatrust Financial Holding Co. Ltd. (Banks)	4,527,451
1,491,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)*	2,254,595
1,843,175	Far Eastern Department Stores Co. Ltd. (Retailing)	3,263,028
2,216,665	Far Eastern New Century Corp. (Capital Goods)	3,489,784
1,288,000	Formosa Plastics Corp. (Materials)	5,274,543
2,032,933	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	7,720,110
143,973	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	1,594,196
1,314,000	Nan Ya Plastics Corp. (Materials)	4,036,063
910,000	Nan Ya Printed Circuit Board Corp. (Technology Hardware & Equipment)	2,978,293
1,197,990	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	3,629,431
1,011,000	Shihlin Electric & Engineering Corp. (Capital Goods)	1,272,523
586,000	Taiwan Fertilizer Co. Ltd. (Materials)	1,977,205
4,377,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	11,323,334
80,000	TPK Holding Co. Ltd. (Technology Hardware & Equipment)*	2,394,937
673,060	Tripod Technology Corp. (Technology Hardware & Equipment)	3,189,257
5,111,000	Yuanta Financial Holding Co. Ltd. (Diversified Financials)	3,557,001

		72,759,815

Thailand – 1.5%
94,200	Banpu PCL NVDR (Energy)	2,359,251
1,831,800	BEC World PCL (Media)	2,119,665
3,395,900	Krung Thai Bank PCL (Banks)	2,234,099
849,500	Thai Oil PCL (Energy)	2,411,128

		9,124,143

TOTAL COMMON STOCKS
(Cost $434,008,631)		$592,257,012

Notional		Maturity
Shares	Description	Date	Value

Participation Notes – 0.9%
India – 0.9%
157,557	Coal India Ltd. (Issuer Morgan Stanley) (Energy)*	11/02/15	$1,356,061
221,280	Exide Industries Ltd. (Issuer UBS AG) (Automobiles & Components)*	03/11/13	763,879
245,420	IndusInd Bank Ltd. (Issuer Deutsche Bank AG) (Banks)*	02/19/20	1,484,098
53,661	IndusInd Bank Ltd. (Issuer JPMorgan Chase Bank NA) (Banks)*(a)	12/15/14	324,497
170,804	IndusInd Bank Ltd. (Issuer Morgan Stanley) (Banks)*(a)	06/07/13	1,032,882
26,748	Tata Steel Ltd. (Issuer Morgan Stanley) (Materials)*(a)	12/28/12	373,782
25,205	Tata Steel Ltd. GDR (Issuer Deutsche Bank AG) (Materials)*(a)	01/24/17	352,222

TOTAL PARTICIPATION NOTES
(Cost $4,565,627)			$5,687,421

Shares	Description	Value

Exchange Traded Fund – 0.8%
Other – 0.8%
90,041	iShares MSCI Emerging Markets Index Fund	$4,502,050
(Cost $4,126,525)

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

		Expiration
Units	Description	Month	Value

Right* – 0.0%
Qatar – 0.0%
75,829	Qatar National Bank (Banks)	05/11	$191,170
(Cost $0)

Shares	Rate	Value

Short-term Investment(b) – 0.2%
JPMorgan U.S. Government Money Market Fund — Capital Shares
1,460,203	0.010%	$1,460,203
(Cost $1,460,203)

TOTAL INVESTMENTS – 98.9%
(Cost $444,160,986)		$604,097,856

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		6,644,947

NET ASSETS – 100.0%		$610,742,803

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,083,383, which represents approximately 0.3% of net assets as of April 30, 2011.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2011.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
NVDR	—	Non-Voting Depositary Receipt

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Schedule of Investments
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 65.5%
Bangladesh – 0.7%
27,209	Islami Bank Bangladesh Ltd. (Banks)*	$173,170
2,550	Power Grid Co. of Bangladesh Ltd. (Utilities)	27,652
2,400	Titas Gas Transmission & Distribution Co. Ltd. (Energy)	26,839

		227,661

Egypt – 0.6%
1,619	Orascom Construction Industries GDR (Capital Goods)	66,416
873	Orascom Construction Industries (Capital Goods)	35,521
31,210	Telecom Egypt SAE (Telecommunication Services)	85,640

		187,577

Indonesia – 15.1%
1,264,500	PT Adaro Energy Tbk (Energy)	326,384
82,500	PT Astra International Tbk (Automobiles & Components)	542,219
768,500	PT Bank Central Asia Tbk (Banks)	665,601
652,500	PT Bank Mandiri Tbk (Banks)	545,734
625,000	PT Bank Negara Indonesia (Persero) Tbk (Banks)	296,093
105,000	PT Gudang Garam Tbk (Food, Beverage & Tobacco)	498,779
132,500	PT Indocement Tunggal Prakarsa Tbk (Materials)	263,539
501,500	PT Indofood Sukses Makmur Tbk (Food, Beverage & Tobacco)	325,479
533,000	PT Perusahaan Gas Negara (Utilities)	249,619
208,500	PT Semen Gresik Persero Tbk (Materials)	231,656
95,000	PT Tambang Batubara Bukit Asam Tbk (Energy)	247,918
502,000	PT Telekomunikasi Indonesia Tbk (Telecommunication Services)	452,476

		4,645,497

Mexico – 22.4%
48,000	America Movil SAB de CV Series L ADR (Telecommunication Services)	2,745,600
33,380	Cemex SAB de CV ADR (Materials)*	289,738
192,800	Grupo Bimbo SAB de CV Series A (Food, Beverage & Tobacco)	426,241
224,792	Grupo Mexico SAB de CV Series B (Materials)	778,357
40,200	Grupo Televisa SA ADR (Media)*	953,544
150,978	Urbi Desarrollos Urbanos SA de CV (Consumer Durables & Apparel)*	360,667
434,456	Wal-Mart de Mexico SAB de CV Series V (Food & Staples Retailing)	1,358,654

		6,912,801

Nigeria – 3.8%
1,676,436	First Bank of Nigeria PLC (Banks)	145,584
1,924,813	Guaranty Trust Bank PLC (Banks)	201,754
825,422	Nigerian Breweries PLC (Food, Beverage & Tobacco)	460,557
3,677,430	Zenith Bank PLC (Banks)*	356,685

		1,164,580

Pakistan – 4.6%
57,992	Engro Corp. Ltd. (Materials)	135,076
138,980	MCB Bank Ltd. (Banks)	339,438
216,919	Pakistan Petroleum Ltd. (Energy)	543,558
110,392	Pakistan State Oil Co. Ltd. (Energy)	357,835
72,993	United Bank Ltd. (Banks)	54,891

		1,430,798

Philippines – 4.4%
926,500	Alliance Global Group, Inc. (Food & Staples Retailing)	257,121
2,488,200	Energy Development Corp. (Utilities)	393,061
237,390	Metropolitan Bank & Trust Co. (Banks)*	380,945
1,129,600	SM Prime Holdings, Inc. (Real Estate)	317,079

		1,348,206

South Africa – 1.2%
16,600	MTN Group Ltd. (Telecommunication Services)	369,223

Turkey – 12.7%
70,995	Arcelik AS (Consumer Durables & Apparel)	402,434
10,884	BIM Birlesik Magazalar AS (Food & Staples Retailing)	379,179
17,541	Coca-Cola Icecek AS (Food, Beverage & Tobacco)	263,953
110,136	Koc Holding AS (Capital Goods)	592,098
16,296	Tupras-Turkiye Petrol Rafinerileri AS (Energy)	530,238
195,614	Turkiye Garanti Bankasi AS (Banks)	1,013,113
93,505	Turkiye Is Bankasi Class C (Banks)	330,637
154,000	Turkiye Vakiflar Bankasi T.A.O Series D Class D (Banks)	408,860

		3,920,512

TOTAL COMMON STOCKS
(Cost $19,282,748)		$20,206,855

Exchange Traded Funds – 5.9%
United States – 5.9%
6,748	iShares MSCI Indonesia Investable Market Index Fund	$208,176
5,532	iShares MSCI Mexico Investable Market Index Fund	355,763
4,590	iShares MSCI South Korea Index Fund	316,572

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS N-11 EQUITY FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Exchange Traded Funds – (continued)
United States – (continued)

3,047	iShares MSCI Turkey Investable Market Index Fund	$215,301
30,311	Market Vectors Vietnam ETF	724,433

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,816,599)		$1,820,245

Notional		Maturity
Shares	Description	Date	Value

Participation Notes – 1.0%
Bangladesh – 1.0%
33,426	Islami Bank Bangladesh Ltd. (Issuer Deutsche Bank AG) (Banks)*	02/16/21	$212,738
4,250	Power Grid Co. of Bangladesh Ltd. (Issuer Deutsche Bank AG) (Utilities)	02/16/21	46,087
3,250	Titan Gas Transmission & Distribution Co. Ltd. (Issuer Deutsche Bank AG) (Energy)	02/16/21	36,344

TOTAL PARTICIPATION NOTES
(Cost $292,702)			$295,169

Shares	Rate	Value

Short-term Investment(a) – 26.0%
JPMorgan U.S. Government Money Market Fund — Capital Shares
8,023,645	0.010%	$8,023,645
(Cost $8,023,645)

TOTAL INVESTMENTS – 98.4%
(Cost $29,415,694)		$30,345,914

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		505,532

NET ASSETS – 100.0%		$30,851,446

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2011.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At April 30, 2011, the Fund had an outstanding swap contract with the following terms:

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)

Total Return Swap Long Positions
South Korea – 100.0%
CJ CheilJedang Corp. (Food, Beverage & Tobacco)	$205,718	$235,607	$29,889
CJ E&M Corp. (Media)	90,522	91,868	1,346
Foosung Co. Ltd. (Materials)	281,092	292,051	10,959
Hanwha Chemical Corp. (Materials)	436,465	440,485	4,020
Hynix Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)	431,894	480,624	48,730
Hyundai Heavy Industries Co. Ltd. (Capital Goods)	267,485	299,086	31,601
Hyundai Mobis (Automobiles & Components)	364,272	390,751	26,479
JC Entertainment Corp. (Software & Services)	221,980	211,529	(10,451)
Jinsung T.E.C. Co. Ltd. (Capital Goods)	221,389	239,750	18,361
KB Financial Group, Inc. (Banks)	294,037	313,056	19,019
Kia Motors Corp. (Automobiles & Components)	800,882	926,569	125,687
LG Chem Ltd. (Materials)	223,675	253,874	30,199
LG Display Co. Ltd. (Technology Hardware & Equipment)	162,755	162,855	100
Lock&Lock Co. Ltd. (Materials)	341,220	369,816	28,596
NCsoft Corp. (Software & Services)	142,505	152,486	9,981
POSCO (Materials)	212,112	213,713	1,601
POSCO Chemtech Co. Ltd. (Materials)	374,955	429,137	54,182
Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	997,513	1,028,230	30,717
Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	212,341	222,759	10,418
SK Holdings Co. Ltd. (Capital Goods)	267,292	307,133	39,841
S-Oil Corp. (Energy)	288,253	325,936	37,683
Woori Finance Holdings Co. Ltd. (Banks)	259,129	276,039	16,910

			565,868

TOTAL LONG POSITIONS OF TOTAL
RETURN SWAP	$7,097,486	$7,663,354	$565,868

NET FINANCING COST			(2,303)
CORPORATE ACTIONS			2,110

NET SWAP CONTRACT			$565,675

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the current swap value.

UBS acts as the counterparty for the Fund’s swap contract. Termination date for this contract is February 28, 2018.

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Assets and Liabilities
April 30, 2011 (Unaudited)

Asia Equity
Fund
Assets:

Investments in securities, at value (identified cost $70,471,839, $657,417,502, $444,160,986 and $29,415,694, respectively)	$88,540,637
Cash	24,000 (a)
Foreign currencies, at value (identified cost $284,778, $5,017,265, $7,762,415 and $45,559, respectively)	285,611
Receivables:
Investment securities sold, at value	1,683,652
Dividends, at value	222,587
Reimbursement from investment adviser	52,589
Fund shares sold	5,068
Foreign tax reclaims, at value	—
Deferred offering costs	—
Swap contract, at value	—
Other assets	40,615

Total assets	90,854,759

Liabilities:

Due to custodian	—
Payables:
Investment securities purchased, at value	1,851,050
Amounts owed to affiliates	97,445
Fund shares redeemed	56,937
Foreign capital gains taxes, at value	15,548
Due to broker — variation margin, at value	4,129
Accrued expenses and other liabilities	193,562

Total liabilities	2,218,671

Net Assets:

Paid-in capital	94,484,540
Accumulated undistributed (distributions in excess of) net investment income (loss)	(351,620)
Accumulated net realized gain (loss) from investment, futures, swap and foreign currency related transactions	(23,540,192)
Net unrealized gain on investments, futures, swap contracts and translation of assets and liabilities denominated in foreign currencies	18,043,360

NET ASSETS	$88,636,088

Net Assets:
Class A	$49,517,220
Class B	1,622,200
Class C	4,635,805
Institutional	32,860,863
Service	—
Class IR	—

Total Net Assets	$88,636,088

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	2,395,329
Class B	81,825
Class C	236,192
Institutional	1,513,246
Service	—
Class IR	—

Net asset value, offering and redemption price per share:(b)
Class A	$20.67
Class B	19.83
Class C	19.63
Institutional	21.72
Service	—
Class IR	—

(a)	Represents restricted cash relating to initial margin requirements and collateral on futures transactions for the Asia Equity and BRIC Funds, respectively.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Asia Equity, BRIC, Emerging Markets Equity and N-11 Equity Funds is $21.87, $17.39, $18.84 and $11.76, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

	Emerging Markets	N-11 Equity
BRIC Fund	Equity Fund	Fund

$826,640,385	$604,097,856	$30,345,914
57,906 (a)	—	46,417
5,020,476	7,797,643	45,662

21,998,537	17,904,077	1,533,367
2,499,064	1,158,493	1,650
—	—	98,778
1,482,475	635,822	2,061,386
—	932,092	—
—	—	208,220
—	—	565,675
6,199	15,597	—

857,705,042	632,541,580	34,907,069

—	141	—

23,521,255	19,377,131	3,692,880
1,222,822	706,105	23,867
2,452,197	1,281,193	—
—	31,230	2,582
12,753	—	—
414,457	402,977	336,294

27,623,484	21,798,777	4,055,623

870,989,314	971,260,998	29,252,341
(2,737,230)	(481,423)	61,017
(207,329,571)	(519,902,464)	47,561
169,159,045	159,865,692	1,490,527

$830,081,558	$610,742,803	$30,851,446

$342,736,292	$70,970,368	$6,790,621
—	10,025,833	—
172,261,544	24,838,731	439,592
314,954,776	490,466,384	23,359,116
—	14,440,239	—
128,946	1,248	262,117

$830,081,558	$610,742,803	$30,851,446

20,854,141	3,988,168	610,947
—	613,483	—
10,873,801	1,508,819	39,610
18,808,249	25,908,188	2,100,722
—	834,690	—
7,640	67	23,580

$16.43	$17.80	$11.11
—	16.34	—
15.84	16.46	11.10
16.75	18.93	11.12
—	17.30	—
16.88	18.91	11.12

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Operations
For the Six Months Ended April 30, 2011 (Unaudited)

Asia Equity
Fund

Investment income:

Dividends (net of foreign taxes withheld of $38,822, $136,956, $206,960 and $11,968, respectively)	$469,794

Expenses:

Management fees	405,243
Custody and accounting fees	164,263
Distribution and Service fees(b)	91,580
Transfer Agent fees(b)	57,132
Professional fees	46,336
Registration fees	41,340
Printing and mailing costs	31,244
Trustee fees	8,085
Amortization of offering costs	—
Service share fees — Service Plan	—
Service share fees — Shareholder Administration Plan	—
Other	20,851

Total expenses	866,074

Less — expense reductions	(245,615)

Net expenses	620,459

NET INVESTMENT INCOME (LOSS)	(150,665)

Realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	7,312,801
Futures transactions	12,499
Swap contracts	—
Foreign currency related transactions	(20,218)
Net change in unrealized gain (loss) on:
Investments (including the effects of an increase (decrease) on the foreign capital gains tax liability of $(1,740), $0, $8,945 and $2,828, respectively)	358,825
Futures	(6,415)
Swap contracts	—
Translation of asset and liabilities denominated in foreign currencies	(8,351)

Net realized and unrealized gain from investment, futures, swap and foreign currency related transactions	7,649,141

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,498,476

(a)	Commenced operations February 28, 2011.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service	Class IR
Asia Equity	$60,411	$8,053	$23,116	$45,913	$1,530	$4,392	$5,297	$—	$—
BRIC	595,268	—	862,266	452,407	—	163,831	33,629	—	239
Emerging Markets Equity	87,605	50,212	119,990	66,580	9,540	22,798	99,964	2,800	1
N-11 Equity	601	—	172	457	—	33	888	—	14

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

	Emerging Markets	N-11 Equity
BRIC Fund	Equity Fund	Fund(a)

$5,252,702	$4,763,576	$99,701

5,310,903	3,707,630	32,325
420,462	612,656	61,708
1,457,534	257,807	773
650,106	201,683	1,392
55,459	55,929	20,566
44,943	55,531	12,449
139,005	75,749	6,224
8,395	8,312	2,988
—	—	41,781
—	17,497	—
—	17,497	—
25,687	32,308	7,469

8,112,494	5,042,599	187,675

(122,562)	—	(148,991)

7,989,932	5,042,599	38,684

(2,737,230)	(279,023)	61,017

44,268,631	48,736,790	8,262
(6,684)	—	—
—	—	47,878
(1,269,798)	(623,095)	(8,579)

(8,429,797)	4,361,097	927,391
20,929	—	—
—	—	565,675
(27,937)	(95,616)	(2,539)

34,555,344	52,379,176	1,538,088

$31,818,114	$52,100,153	$1,599,105

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Changes in Net Assets

	Asia Equity Fund
	For the
	Six Months Ended	For the Fiscal
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010

From operations:

Net investment income (loss)	$(150,665)	$335,198
Net realized gain from investment, futures, swap and foreign currency related transactions	7,305,082	10,443,123
Net change in unrealized gain (loss) on investments, futures, swap contracts and translation of assets and liabilities denominated in foreign currencies	344,059	5,832,106

Net increase in net assets resulting from operations	7,498,476	16,610,427

Distributions to shareholders:

From net investment income
Class A Shares	(536,102)	(455,250)
Class B Shares	(6,254)	(11,308)
Class C Shares	(24,319)	(33,267)
Institutional Shares	(355,900)	(272,946)
Service Shares	—	—
Class IR(b)	—	—

Total distributions to shareholders	(922,575)	(772,771)

From capital transactions:

Proceeds from sales of shares	12,856,031	7,569,563
Reinvestment of distributions	799,660	689,271
Cost of shares redeemed	(10,305,412)	(15,761,128	)(d)

Net increase (decrease) in net assets resulting from share transactions	3,350,279	(7,502,294)

TOTAL INCREASE (DECREASE)	9,926,180	8,335,362

Net assets:

Beginning of period	78,709,908	70,374,546

End of period	$88,636,088	$78,709,908

Accumulated undistributed (distributions in excess of) net investment income (loss)	$(351,620)	$721,620

(a)	Commenced operations on February 28, 2011.
(b)	Commenced operations on August 31, 2010 for BRIC and Emerging Markets Equity Funds.
(c)	Net of $7,197 and $2,067 of redemption fees remitted to the BRIC and Emerging Markets Equity Funds, respectively.
(d)	Net of $1,495, $43,649 and $12,315 of redemption fees remitted to the Asia Equity, BRIC and Emerging Markets Equity Funds, respectively.

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

BRIC Fund				Emerging Markets Equity Fund				N-11 Equity Fund
For the				For the				For the
Six Months Ended		For the Fiscal		Six Months Ended		For the Fiscal		Period Ended
April 30, 2011		Year Ended		April 30, 2011		Year Ended		April 30, 2011(a)
(Unaudited)		October 31, 2010		(Unaudited)		October 31, 2010		(Unaudited)

$(2,737,230)		$(2,174,814)		$(279,023)		$1,397,158		$61,017
42,992,149		59,578,279		48,113,695		126,083,500		47,561
(8,436,805)		61,208,069		4,265,481		(2,300,792)		1,490,527

31,818,114		118,611,534		52,100,153		125,179,866		1,599,105

—		—		(52,016)		—		—
—		—		—		—		—
—		—		—		—		—
—		—		(2,806,806)		(448,535)		—
—		—		(30,263)		—		—
—		—		(7)		—		—

—		—		(2,889,092)		(448,535)		—

291,179,375		415,471,533		95,311,867		369,045,646		29,419,486
—		—		2,480,508		398,304		—
(304,766,460	)(c)	(262,012,567	)(d)	(124,888,163	)(c)	(547,473,216	)(d)	(167,145)

(13,587,085)		153,458,966		(27,095,788)		(178,029,266)		29,252,341

18,231,029		272,070,500		22,115,273		(53,297,935)		30,851,446

811,850,529		539,780,029		588,627,530		641,925,465		—

$830,081,558		$811,850,529		$610,742,803		$588,627,530		$30,851,446

$(2,737,230)		$—		$(481,423)		$2,686,692		$61,017

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions to
		investment operations				shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	Income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2011 - A	$19.14	$(0.05)		$1.80	$1.75	$(0.22)	$—	$(0.22)
2011 - B	18.28	(0.11)		1.73	1.62	(0.07)	—	(0.07)
2011 - C	18.12	(0.11)		1.71	1.60	(0.09)	—	(0.09)
2011 - Institutional	20.12	—	(c)	1.89	1.89	(0.29)	—	(0.29)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2010 - A	15.39	0.07	(e)	3.84	3.91	(0.16)	—	(0.16)
2010 - B	14.75	(0.06	)(e)	3.68	3.62	(0.09)	—	(0.09)
2010 - C	14.64	(0.05	)(e)	3.64	3.59	(0.11)	—	(0.11)
2010 - Institutional	16.16	0.14	(e)	4.03	4.17	(0.21)	—	(0.21)

2009 - A	10.11	0.12		5.32	5.44	(0.22)	(0.02)	(0.24)
2009 - B	9.58	0.02		5.11	5.13	(0.02)	(0.02)	(0.04)
2009 - C	9.51	0.02		5.07	5.09	(0.02)	(0.02)	(0.04)
2009 - Institutional	10.70	0.17		5.59	5.76	(0.36)	(0.02)	(0.38)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	16.87	0.02		(6.78)	(6.76)	—	—	—
2008 - B	16.00	—	(c)	(6.42)	(6.42)	—	—	—
2008 - C	15.88	—	(c)	(6.37)	(6.37)	—	—	—
2008 - Institutional	17.84	0.03		(7.17)	(7.14)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	22.13	0.14		(4.35)	(4.21)	(0.15)	(0.93)	(1.08)
2008 - B	21.13	(0.02)		(4.14)	(4.16)	(0.07)	(0.93)	(1.00)
2008 - C	21.01	(0.04)		(4.09)	(4.13)	(0.10)	(0.93)	(1.03)
2008 - Institutional	23.31	0.22		(4.58)	(4.36)	(0.21)	(0.93)	(1.14)

2007 - A	15.60	0.08		6.53	6.61	(0.08)	—	(0.08)
2007 - B	14.94	(0.07)		6.26	6.19	—	—	—
2007 - C	14.85	(0.06)		6.22	6.16	—	—	—
2007 - Institutional	16.42	0.17		6.86	7.03	(0.14)	—	(0.14)

2006 - A	13.38	0.10		2.28	2.38	(0.16)	—	(0.16)
2006 - B	12.85	(0.05)		2.22	2.17	(0.08)	—	(0.08)
2006 - C	12.79	(0.01)		2.17	2.16	(0.10)	—	(0.10)
2006 - Institutional	14.05	0.15		2.40	2.55	(0.18)	—	(0.18)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.10% of average net assets.
(f)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the period and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional

For the Fiscal Year Ended October 31, 2009	55.33%	54.06%	54.16%	55.93%
For the Fiscal Year Ended August 31, 2008	(20.59)	(21.23)	(21.21)	(20.27)

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

									Ratio of
Increase				Net assets,	Ratio of		Ratio of		net investment
from	Net asset			end of	net expenses		total expenses		income (loss)		Portfolio
regulatory	value, end	Total		period	to average		to average		to average		turnover
settlements	of period	return(b)		(in 000s)	net assets		net assets		net assets		rate

$—	$20.67	9.21%		$49,517	1.60	%(d)	2.21	%(d)	(0.47	)%(d)	64%
—	19.83	8.84		1,622	2.35	(d)	2.96	(d)	(1.22	)(d)	64
—	19.63	8.80		4,636	2.35	(d)	2.96	(d)	(1.20	)(d)	64
—	21.72	9.45		32,861	1.20	(d)	1.81	(d)	0.01	(d)	64

—	19.14	25.59		47,238	1.60		2.32		0.40	(e)	85
—	18.28	24.66		1,622	2.35		3.07		(0.38	)(e)	85
—	18.12	24.53		4,986	2.35		3.07		(0.32	)(e)	85
—	20.12	26.05		24,864	1.20		1.92		0.82	(e)	85

0.08	15.39	55.89	(f)	43,833	1.60		2.36		0.97		117
0.08	14.75	54.55	(f)	1,807	2.35		3.11		0.19		117
0.08	14.64	54.64	(f)	4,160	2.35		3.11		0.20		117
0.08	16.16	56.48	(f)	20,575	1.20		1.96		1.35		117

—	10.11	(40.07)		37,075	1.60	(d)	2.44	(d)	0.97	(d)	7
—	9.58	(40.13)		1,218	2.35	(d)	3.19	(d)	0.23	(d)	7
—	9.51	(40.11)		2,245	2.35	(d)	3.19	(d)	0.21	(d)	7
—	10.70	(40.02)		18,798	1.20	(d)	2.04	(d)	1.45	(d)	7

0.03	16.87	(20.36	)(f)	74,240	1.60		1.77		0.63		47
0.03	16.00	(21.00	)(f)	2,432	2.35		2.52		(0.10)		47
0.03	15.88	(20.98	)(f)	4,276	2.35		2.52		(0.18)		47
0.03	17.84	(20.04	)(f)	41,334	1.20		1.37		0.95		47

—	22.13	42.55		128,224	1.61		1.81		0.42		131
—	21.13	41.50		3,315	2.36		2.56		(0.38)		131
—	21.01	41.48		6,314	2.36		2.56		(0.32)		131
—	23.31	43.12		73,474	1.21		1.41		0.88		131

—	15.60	17.77		93,917	1.60		1.87		0.63		162
—	14.94	16.93		3,430	2.35		2.62		(0.36)		162
—	14.85	16.94		3,790	2.35		2.62		(0.06)		162
—	16.42	18.29		42,674	1.20		1.47		0.97		162

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS BRIC FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions to
		investment operations				shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2011 - A	$15.78	$(0.05)		$0.70	$0.65	$—	$—	$—
2011 - C	15.26	(0.10)		0.68	0.58	—	—	—
2011 - Institutional	16.04	—	(c)	0.71	0.71	—	—	—
2011 - IR	16.19	(0.05)		0.74	0.69	—	—	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2010 - A	13.12	(0.03	)(e)	2.69	2.66	—	—	—
2010 - C	12.79	(0.13	)(e)	2.60	2.47	—	—	—
2010 - Institutional	13.29	0.05	(e)	2.70	2.75	—	—	—
2010 - IR (Commenced August 31, 2010)	14.12	(0.02	)(e)	2.09	2.07	—	—	—

2009 - A	7.39	0.02		5.71	5.73	—	—	—
2009 - C	7.26	(0.05)		5.58	5.53	—	—	—
2009 - Institutional	7.46	0.05		5.78	5.83	—	—	—

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	14.21	0.02		(6.84)	(6.82)	—	—	—
2008 - C	13.97	—	(c)	(6.71)	(6.71)	—	—	—
2008 - Institutional	14.32	0.03		(6.89)	(6.86)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	16.29	(0.03)		(1.11)	(1.14)	(0.01)	(0.93)	(0.94)
2008 - C	16.14	(0.15)		(1.09)	(1.24)	—	(0.93)	(0.93)
2008 - Institutional	16.37	0.04		(1.13)	(1.09)	(0.03)	(0.93)	(0.96)

2007 - A	10.45	(0.07)		5.93	5.86	—	(0.02)	(0.02)
2007 - C	10.43	(0.18)		5.91	5.73	—	(0.02)	(0.02)
2007 - Institutional	10.46	(0.01)		5.94	5.93	—	(0.02)	(0.02)

FOR THE PERIOD ENDED AUGUST 31,
2006 - A (Commenced June 30, 2006)	10.00	(0.03)		0.48	0.45	—	—	—
2006 - C (Commenced June 30, 2006)	10.00	(0.04)		0.47	0.43	—	—	—
2006 - Institutional (Commenced June 30, 2006)	10.00	(0.01)		0.47	0.46	—	—	—

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.11% of average net assets.

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$16.43	4.12%	$342,736	1.87	%(d)	1.90	%(d)	(0.64	)%(d)	46%
15.84	3.80	172,262	2.62	(d)	2.65	(d)	(1.36	)(d)	46
16.75	4.43	314,955	1.47	(d)	1.50	(d)	(0.06	)(d)	46
16.88	4.26	129	1.62	(d)	1.65	(d)	(0.67	)(d)	46

15.78	20.27	474,512	1.89		1.92		(0.22	)(e)	87
15.26	19.31	178,404	2.64		2.67		(0.96	)(e)	87
16.04	20.69	158,912	1.49		1.52		0.36	(e)	87
16.19	14.66	23	1.64	(d)	1.67	(d)	(0.83	)(d)(e)	87

13.12	77.54	367,897	1.97		2.00		0.19		117
12.79	76.17	141,614	2.72		2.75		(0.54)		117
13.29	78.15	30,269	1.57		1.60		0.46		117

7.39	(47.99)	179,052	1.97	(d)	2.10	(d)	1.03	(d)	14
7.26	(48.03)	77,810	2.72	(d)	2.85	(d)	0.23	(d)	14
7.46	(47.91)	18,058	1.57	(d)	1.70	(d)	1.70	(d)	14

14.21	(8.49)	431,746	1.90		1.93		(0.14)		72
13.97	(9.18)	169,711	2.65		2.68		(0.88)		72
14.32	(8.17)	46,769	1.50		1.53		0.21		72

16.29	55.99	250,209	1.98		2.08		(0.52)		56
16.14	54.85	91,085	2.73		2.83		(1.26)		56
16.37	56.75	32,095	1.58		1.86		(0.09)		56

10.45	4.60	5,762	1.97	(d)	7.54	(d)	(1.48	)(d)	8
10.43	4.40	1,890	2.72	(d)	8.60	(d)	(2.19	)(d)	8
10.46	4.60	10,832	1.57	(d)	7.16	(d)	(0.41	)(d)	8

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions to
		investment operations				shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2011 - A	$16.38	$(0.03)		$1.46	$1.43	$(0.01)	$—	$(0.01)
2011 - B	15.09	(0.09)		1.34	1.25	—	—	—
2011 - C	15.20	(0.09)		1.35	1.26	—	—	—
2011 - Institutional	17.48	—	(c)	1.55	1.55	(0.10)	—	(0.10)
2011 - Service	15.95	(0.04)		1.42	1.38	(0.03)	—	(0.03)
2011 - IR	17.56	(0.02)		1.47	1.45	(0.10)	—	(0.10)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2010 - A	13.37	(0.02	)(e)	3.03	3.01	—	—	—
2010 - B	12.41	(0.10	)(e)	2.78	2.68	—	—	—
2010 - C	12.50	(0.10	)(e)	2.80	2.70	—	—	—
2010 - Institutional	14.22	0.07	(e)	3.20	3.27	(0.01)	—	(0.01)
2010 - Service	13.03	(0.01	)(e)	2.93	2.92	—	—	—
2010 - IR (Commenced August 31, 2010)	15.24	(0.01	)(e)	2.33	2.32	—	—	—

2009 - A	11.97	0.15		4.64	4.79	(0.26)	(3.13)	(3.39)
2009 - B	11.30	0.07		4.31	4.38	(0.14)	(3.13)	(3.27)
2009 - C	11.31	0.07		4.34	4.41	(0.09)	(3.13)	(3.22)
2009 - Institutional	12.60	0.21		4.93	5.14	(0.39)	(3.13)	(3.52)
2009 - Service	11.80	0.15		4.51	4.66	(0.30)	(3.13)	(3.43)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	20.13	0.05		(8.21)	(8.16)	—	—	—
2008 - B	19.03	0.02		(7.75)	(7.73)	—	—	—
2008 - C	19.04	0.02		(7.75)	(7.73)	—	—	—
2008 - Institutional	21.18	0.06		(8.64)	(8.58)	—	—	—
2008 - Service	19.85	0.04		(8.09)	(8.05)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	26.74	0.14		(2.87)	(2.73)	(0.04)	(3.84)	(3.88)
2008 - B	25.61	(0.03)		(2.71)	(2.74)	—	(3.84)	(3.84)
2008 - C	25.62	(0.04)		(2.70)	(2.74)	—	(3.84)	(3.84)
2008 - Institutional	27.91	0.25		(3.04)	(2.79)	(0.10)	(3.84)	(3.94)
2008 - Service	26.48	0.16		(2.88)	(2.72)	(0.07)	(3.84)	(3.91)

2007 - A	19.91	0.07		6.98	7.05	(0.08)	(0.14)	(0.22)
2007 - B	19.14	(0.11)		6.72	6.61	—	(0.14)	(0.14)
2007 - C	19.16	(0.12)		6.72	6.60	—	(0.14)	(0.14)
2007 - Institutional	20.75	0.18		7.27	7.45	(0.15)	(0.14)	(0.29)
2007 - Service	19.66	0.09		6.87	6.96	—	(0.14)	(0.14)

2006 - A	15.76	0.16		4.12	4.28	(0.03)	(0.10)	(0.13)
2006 - B	15.24	(0.02)		4.02	4.00	—	(0.10)	(0.10)
2006 - C	15.26	0.03		3.97	4.00	—	(0.10)	(0.10)
2006 - Institutional	16.39	0.24		4.29	4.53	(0.07)	(0.10)	(0.17)
2006 - Service	15.56	0.04		4.16	4.20	—	(0.10)	(0.10)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.12% of average net assets.

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$17.80	8.69%	$70,970	1.91	%(d)	1.91	%(d)	(0.38	)%(d)	59%
16.34	8.28	10,026	2.66	(d)	2.66	(d)	(1.14	)(d)	59
16.46	8.29	24,839	2.66	(d)	2.66	(d)	(1.11	)(d)	59
18.93	8.90	490,466	1.51	(d)	1.51	(d)	0.03	(d)	59
17.30	8.68	14,440	2.01	(d)	2.01	(d)	(0.47	)(d)	59
18.91	8.79	1	1.66	(d)	1.66	(d)	(0.21	)(d)	59

16.38	22.51	68,118	1.91		1.91		(0.16	)(e)	147
15.09	21.60	10,335	2.66		2.66		(0.75	)(e)	147
15.20	21.60	23,226	2.66		2.66		(0.73	)(e)	147
17.48	23.04	472,994	1.51		1.51		0.43	(e)	147
15.95	22.41	13,954	2.01		2.01		(0.10	)(e)	147
17.56	15.22	1	1.66	(d)	1.66	(d)	(0.09	)(d)(e)	147

13.37	58.12	256,648	1.89		1.89		1.43		179
12.41	56.96	10,350	2.64		2.64		0.73		179
12.50	57.03	17,637	2.64		2.64		0.70		179
14.22	58.76	347,017	1.49		1.49		1.88		179
13.03	57.99	10,273	1.99		1.99		1.38		179

11.97	(40.54)	263,099	1.86	(d)	1.90	(d)	1.81	(d)	20
11.30	(40.62)	7,919	2.61	(d)	2.65	(d)	1.01	(d)	20
11.31	(40.65)	11,612	2.61	(d)	2.65	(d)	1.04	(d)	20
12.60	(40.51)	522,606	1.46	(d)	1.50	(d)	2.19	(d)	20
11.80	(40.55)	3,701	1.96	(d)	2.00	(d)	1.77	(d)	20

20.13	(13.92)	522,595	1.84		1.84		0.55		91
19.03	(14.55)	14,677	2.59		2.59		(0.16)		91
19.04	(14.58)	22,596	2.59		2.59		(0.19)		91
21.18	(13.57)	986,258	1.44		1.44		0.95		91
19.85	(14.03)	7,472	1.94		1.94		0.63		91

26.74	35.67	671,311	1.79		1.79		0.28		97
25.61	34.68	16,574	2.54		2.54		(0.50)		97
25.62	34.64	28,345	2.54		2.54		(0.55)		97
27.91	36.21	1,312,613	1.39		1.39		0.73		97
26.48	35.54	3,704	1.89		1.89		0.38		97

19.91	27.17	400,757	1.81		1.81		0.82		101
19.14	26.24	12,516	2.56		2.56		(0.11)		101
19.16	26.28	21,024	2.56		2.56		0.18		101
20.75	27.74	498,643	1.41		1.41		1.18		101
19.66	27.07	704	1.89		1.89		0.22		101

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS N-11 EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income from
		investment operations

	Net asset
	value,	Net	Net realized	Total from
	beginning	investment	and unrealized	investment
Year - Share Class	of period	income(a)	gain	operations

FOR THE PERIOD ENDED APRIL 30, (UNAUDITED)
2011 - A (Commenced February 28, 2011)	$10.00	$0.03	$1.08	$1.11
2011 - C (Commenced February 28, 2011)	10.00	0.02	1.08	1.10
2011 - Institutional (Commenced February 28, 2011)	10.00	0.04	1.08	1.12
2011 - IR (Commenced February 28, 2011)	10.00	0.03	1.09	1.12

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	rate

$11.11	11.10%	$6,791	1.90%	7.07%	1.77%	52%
11.10	11.00	440	2.65	7.82	0.93	52
11.12	11.20	23,359	1.50	6.67	2.50	52
11.12	11.10	262	1.65	6.82	1.64	52

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements
April 30, 2011 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-Diversified

Asia Equity	A, B, C and Institutional	Diversified

BRIC	A, C, Institutional and IR	Non-diversified

Emerging Markets Equity	A, B, C, Institutional, Service and IR	Diversified

N-11 Equity (Commenced operations on February 28, 2011)	A, C, Institutional and IR	Non-diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange, the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Certain dividends from foreign securities will be recorded when the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAMI or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent, and Service fees.

D. Redemption Fees — Prior to October 1, 2010, all classes of the Funds (with the exception of N-11 Equity Fund) charged a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds used a first-in first-out method so that shares held longest were treated as being redeemed first and shares held shortest were treated as being redeemed last. Redemption fees were reimbursed to a Fund and were reflected as a reduction in share redemptions when received. Redemption fees were credited to Paid-in capital and were allocated to each share class of a Fund on a pro-rata basis at the time of payment. Effective October 1, 2010, the redemption fee for each Fund then in existence was eliminated.

E. Offering Costs — Offering costs paid in connection with the offering of shares of the N-11 Equity Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations.

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations, however, the effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included as an increase or decrease to net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies.

H. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

I. Participation Notes — The Funds may invest in participation notes (which in some cases may also be referred to as equity linked notes) whose values are based on the price movements of a reference security or underlying instrument. Some countries, especially emerging market countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. A Fund may use these notes to establish a position in such markets as a substitute for direct investment. These notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, or market. On the maturity date of each note, a Fund will receive a payment from a counterparty based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss. Interim payments received are recorded as dividend income and are reported under Investment Income on the Statements of Operations.
Investments in participation notes involve the same risks associated with a direct investment in the underlying security, or market that they seek to replicate. In addition, participation notes are generally traded over the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with a Fund. These notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. In addition, participation notes may trade at a discount to the value of the underlying securities or markets that they seek to replicate.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

J. Total Return Swap Transactions — The Funds may take a long and/or short position in equity securities through the use of total return swaps. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. The Fund may use total return swap contracts to establish long and/or short equity positions without owning or taking physical custody of the securities involved. The use of total return swaps is a highly specialized activity which involves investment techniques and risk analyses different from those associated with ordinary portfolio securities transactions. A Fund’s transactions in total return swaps may be significant. These transactions can result in sizeable realized and unrealized gains and losses relative to the gains and losses from a Fund’s direct investments in equity securities.
Transactions in total return swaps can involve greater risks than if a Fund had invested in securities directly since, in addition to general market risks, swaps are leveraged and are also subject to liquidity risk, counterparty risk, credit risk and pricing risk. Because they have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund will bear the risk of loss of the amount expected to be received under a total return swap in the event of the default by, or bankruptcy of, a swap counterparty. Total return swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The prices of total return swaps can be volatile, and a variance in the degree of volatility or in the direction of securities prices from the investment adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a total return swap and a security’s position may be impossible to achieve. As a result, the investment adviser’s use of total return swaps may not be effective in fulfilling the investment adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Total return swaps are valued based on the market value of the underlying long and short positions in the swap and are valued daily at the last sale price or official closing price on the principal exchange or system on which they are traded. The total market value of the underlying securities plus financing fees, the value of corporate actions, and dividend accruals comprises the total market value of the total return swap position. The change in the total market value of the total return swap position is reflected daily as unrealized gain or loss on swap contracts and monthly as realized gain or loss on swap contracts. A Fund must also set aside liquid assets, or engage in other appropriate measures, to cover their obligations for any short positions held within a total return swap.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

The following is a summary of the Funds’ investments categorized in the fair value hierarchy as of April 30, 2011:

ASIA EQUITY
Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$1,146,976	$86,024,175	(a)	$—
Short-term Investment	1,369,486	—		—

Total	$2,516,462	$86,024,175		$—

Derivative Type

Liabilities
Futures Contracts(b)	$(7,711)	$—		$—

BRIC
Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$247,527,209	$563,204,237	(a)	$—
Short-term Investment	15,908,939	—		—

Total	$263,436,148	$563,204,237		$—

Derivative Type

Liabilities
Futures Contracts(b)	$(24,067)	$—		$—

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

EMERGING MARKETS EQUITY
Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$134,614,250	$468,023,403	(a)	$—
Short-term Investment	1,460,203	—		—

Total	$136,074,453	$468,023,403		$—

N-11 EQUITY
Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$8,733,046	$13,589,223	(a)	$—
Short-term Investment	8,023,645	—		—

Total	$16,756,691	$13,589,223		$—

Derivative Type

Assets
Total Return Swap Contract	$—	$565,675		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

During the six months ended April 30, 2011, the Asia Equity, BRIC and N-11 Equity Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of April 30, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

		Statements of Assets		Statements of Assets
		and Liabilities		and Liabilities
Fund	Risk	Location	Assets	Location	Liabilities(a)
Asia Equity	Equity	—	$—	Due to broker — variation margin, at value	$(7,711)

BRIC	Equity	—	—	Due to broker — variation margin, at value	(24,067)

N-11 Equity	Equity	Receivables for swap contracts, at value	565,675	—	—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

			Net	Net Change in	Average
			Realized	Unrealized	Number of
Fund	Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Asia Equity	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$12,499	$(6,415)	14

BRIC	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	(6,684)	20,929	185

N-11 Equity	Equity	Net realized gain (loss) from swap transactions/Net change in unrealized gain (loss) on swaps	47,878	565,675	1

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2011.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended April 30, 2011, contractual management fees with GSAMI were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Asia Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%

BRIC	1.30	1.30	1.17	1.11	1.09	1.30	1.27 *

Emerging Markets Equity	1.20	1.20	1.08	1.03	1.01	1.20	1.20

N-11 Equity	1.30	1.30	1.24	1.21	1.19	1.30	1.30

*	GSAMI agreed to waive a portion of its management fee in order to achieve the effective net management rate above, through at least February 28, 2012, and prior to such date GSAMI may not terminate the arrangement without the approval of the trustees.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor, (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C

Distribution Plan	0.25%	0.75%	0.75%

Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the six months ended April 30, 2011, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Asia Equity	$4,000	$—	$—

BRIC	98,500	N/A	50,100

Emerging Markets Equity	21,900	—	100

N-11 Equity	1,700	N/A	—

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate as follows: 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C and Class IR Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Asia Equity, BRIC, Emerging Markets Equity and N-11 Equity Funds are 0.164%, 0.264%, 0.354% and 0.164%, respectively. These Other Expense reimbursements will remain in place through at least February 28, 2012 (February 16, 2012 for the N-11 Equity Fund), and prior to such date GSAMI may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.
For the six months ended April 30, 2011, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Management	Other Expense	Total Expense
Fund	Fee Waiver	Reimbursement	Reductions

Asia Equity	$—	$246	$246

BRIC	123	—	123

N-11 Equity	—	149	149

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of April 30, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Asia Equity	$72	$15	$10	$97

BRIC	877	239	107	1,223

Emerging Markets Equity	624	49	33	706

N-11 Equity	22	1	1	24

G. Line of Credit Facility — As of April 30, 2011, the Funds (with the exception of N-11 Equity Fund) participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2011, the Funds did not have any borrowings under the facility.

H. Other Transactions with Affiliates — For the six months ended April 30, 2011, Goldman Sachs earned approximately $1,000 and $4,000 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Asia Equity and BRIC Funds, respectively.
As of April 30, 2011, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of approximately 14% of the total outstanding shares of the Emerging Markets Equity Fund.
As of April 30, 2011, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Class IR Shares of the Emerging Markets Equity Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2011, were as follows:

		Sales and
Fund	Purchases	Maturities

Asia Equity	$53,728,561	$51,537,256

BRIC	372,888,084	383,470,183

Emerging Markets Equity	362,696,132	402,783,851

N-11 Equity	30,005,669	8,603,611

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2010, the Funds’ capital loss carryforwards on a tax-basis were as follows:

			Emerging
	Asia		Markets
	Equity	BRIC	Equity

Capital loss carryforward(1)
Expiring 2016	$(791,827)	$(79,851,917)	$(105,065,780)
Expiring 2017	(28,795,393)	(151,677,917)	(445,745,035)

Total capital loss carryforward	$(29,587,220)	$(231,529,834)	$(550,810,815)

(1)	Expiration occurs on October 31 of the year indicated.

As of April 30, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

			Emerging
	Asia		Markets	N-11
	Equity	BRIC	Equity	Equity

Tax cost	$71,930,901	$676,209,388	$461,366,329	$29,415,694

Gross unrealized gain	21,418,437	176,829,834	162,617,151	1,001,054
Gross unrealized loss	(4,808,701)	(26,398,837)	(19,885,624)	(70,834)

Net unrealized security gain	$16,609,736	$150,430,997	$142,731,527	$930,220

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of passive foreign investment company investments.
GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

8. OTHER RISKS (continued)

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Geographic Risk — Concentration of the investments of a Fund in issuers located in a particular country or region will subject the Fund to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in a given country or region. The Asia Equity Fund invests primarily in equity investments in Asian issuers. The BRIC Fund invests primarily in equity investments in the BRIC countries (Brazil, Russia, India and China). The N-11 Equity Fund invests primarily in issuers or instruments that expose the Fund to the prevailing economic circumstances and factors present in the N-11 countries, and the Fund may invest up to 50% of its assets in investments tied economically to and/or issuers that participate in the markets of any one N-11 country.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Non-Diversification Risk — The BRIC and N-11 Equity Funds are non-diversified and are permitted to invest more of their assets in fewer issuers than a “diversified” mutual fund. Thus, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Asia Equity Fund

	For the Six Months Ended
	April 30, 2011		For the Fiscal Year Ended
	(Unaudited)		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	264,837	$5,176,325	234,205	$3,984,187
Reinvestment of distributions	24,246	467,932	25,068	411,627
Shares converted from Class B(a)	860	16,253	5,857	95,620
Shares redeemed	(363,247)	(7,183,989)	(644,976)	(10,698,224)

	(73,304)	(1,523,479)	(379,846)	(6,206,790)

Class B Shares
Shares sold	4,319	83,168	6,906	117,390
Reinvestment of distributions	253	4,700	563	8,897
Shares converted to Class A(a)	(895)	(16,253)	(6,107)	(95,620)
Shares redeemed	(10,558)	(195,588)	(35,110)	(557,146)

	(6,881)	(123,973)	(33,748)	(526,479)

Class C Shares
Shares sold	25,507	474,657	78,546	1,230,954
Reinvestment of distributions	881	16,201	1,442	22,569
Shares redeemed	(65,381)	(1,211,593)	(89,025)	(1,415,104)

	(38,993)	(720,735)	(9,037)	(161,581)

Institutional Shares
Shares sold	346,098	7,121,881	121,244	2,237,032
Reinvestment of distributions	15,349	310,827	14,305	246,178
Shares redeemed	(83,949)	(1,714,242)	(173,193)	(3,090,654)

	277,498	5,718,466	(37,644)	(607,444)

NET INCREASE (DECREASE)	158,320	$3,350,279	(460,275)	$(7,502,294)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	BRIC Fund

	For the Six Months Ended
	April 30, 2011		For the Fiscal Year Ended
	(Unaudited)		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,979,353	$79,244,025	15,571,069	$223,354,731
Shares redeemed	(14,203,990)	(231,987,619)	(13,538,399)	(185,286,370)

	(9,224,637)	(152,743,594)	2,032,670	38,068,361

Class C Shares
Shares sold	1,356,353	21,066,119	3,734,458	52,060,932
Shares redeemed	(2,170,365)	(33,085,602)	(3,120,529)	(42,809,174)

	(814,012)	(12,019,483)	613,929	9,251,758

Institutional Shares
Shares sold	11,345,228	190,474,038	10,018,570	140,032,557
Shares redeemed	(2,443,201)	(39,422,236)	(2,390,647)	(33,917,001)

	8,902,027	151,051,802	7,627,923	106,115,556

Class IR Shares(a)
Shares sold	23,445	395,193	1,434	23,313
Shares redeemed	(17,237)	(271,003)	(2)	(22)

	6,208	124,190	1,432	23,291

NET INCREASE (DECREASE)	(1,130,414)	$(13,587,085)	10,275,954	$153,458,966

(a)	Commenced operations on August 31, 2010.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Equity Fund

	For the Six Months Ended
	April 30, 2011		For the Fiscal Year Ended
	(Unaudited)		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	759,395	$12,777,443	2,648,140	$38,795,195
Reinvestment of distributions	4,000	49,073	—	—
Shares converted from Class B(a)	2,939	65,759	10,878	157,467
Shares redeemed	(936,475)	(15,754,319)	(17,702,151)	(261,548,216

	(170,141)	(2,862,044)	(15,043,133)	(222,595,554)

Class B Shares
Shares sold	19,205	295,815	68,570	934,997
Shares converted from Class A(a)	(4,347)	(65,759)	(11,768)	(157,467)
Shares redeemed	(86,300)	(1,326,146)	(206,220)	(2,765,935)

	(71,442)	(1,096,090)	(149,418)	(1,988,405)

Class C Shares
Shares sold	196,259	3,062,283	508,043	6,941,619
Shares redeemed	(215,485)	(3,363,030)	(391,473)	(5,347,721)

	(19,226)	(300,747)	116,570	1,593,898

Institutional Shares
Shares sold	4,295,434	76,320,328	20,229,794	315,453,930
Reinvestment of distributions	135,354	2,401,181	25,898	398,304
Shares redeemed	(5,586,869)	(100,919,974)	(17,602,265)	(272,167,560)

	(1,156,081)	(22,198,465)	2,653,427	43,684,674

Service Shares
Shares sold	174,423	2,855,982	486,239	6,918,895
Reinvestment of distributions	1,863	30,247	—	—
Shares redeemed	(216,174)	(3,524,672)	(400,154)	(5,643,774)

	(39,888)	(638,443)	86,085	1,275,121

Class IR Shares(b)
Shares sold	1	16	66	1,010
Reinvestment of distributions	1	7	—	—
Shares redeemed	(1)	(22)	—	(10)

	1	1	66	1,000

NET DECREASE	(1,456,777)	$(27,095,788)	(12,336,403)	$(178,029,266)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on August 31, 2010.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	N-11 Equity Fund(a)

	For the Period Ended
	April 30, 2011
	(Unaudited)

	Shares	Dollars

Class A Shares
Shares sold	615,956	$6,715,443
Shares redeemed	(5,009)	(54,974)

	610,947	6,660,469

Class C Shares
Shares sold	39,613	430,297
Shares redeemed	(3)	(30)

	39,610	430,267

Institutional Shares
Shares sold	2,111,072	22,017,032
Shares redeemed	(10,350)	(112,141)

	2,100,722	21,904,891

Class IR Shares
Shares sold	23,580	256,714

NET INCREASE	2,774,859	$29,252,341

(a)	Commenced operations on February 28, 2011.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service or Class IR Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service and Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 through April 30, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Asia Equity Fund				BRIC Fund				Emerging Markets Equity Fund				N-11 Equity Fund(a)
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	11/01/10	4/30/11		4/30/11*	11/01/10	4/30/11		4/30/11*	11/01/10	4/30/11		4/30/11*	11/01/10	4/30/11		4/30/11*
Class A
Actual	$1,000	$1,092.10		$8.30	$1,000	$1,041.20		$9.46	$1,000	$1,086.90		$9.88	$1,000	$1,111.00		$3.35
Hypothetical 5% return	1,000	1,016.86	+	8.00	1,000	1,015.52	+	9.35	1,000	1,015.32	+	9.54	1,000	1,015.37	+	9.49

Class B
Actual	1,000	1,088.40		12.17	N/A	N/A		N/A	1,000	1,082.80		13.74	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,013.14	+	11.73	N/A	N/A		N/A	1,000	1,011.60	+	13.27	N/A	N/A		N/A

Class C
Actual	1,000	1,088.00		12.17	1,000	1,038.00		13.24	1,000	1,082.90		13.74	1,000	1,110.00		4.67
Hypothetical 5% return	1,000	1,013.14	+	11.73	1,000	1,011.80	+	13.07	1,000	1,011.60	+	13.27	1,000	1,011.65	+	13.22

Institutional
Actual	1,000	1,094.50		6.23	1,000	1,044.30		7.45	1,000	1,089.00		7.82	1,000	1,112.00		2.65
Hypothetical 5% return	1,000	1,018.84	+	6.01	1,000	1,017.50	+	7.35	1,000	1,017.31	+	7.55	1,000	1,017.35	+	7.50

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,086.80		10.40	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,014.83	+	10.04	N/A	N/A		N/A

Class IR
Actual	N/A	N/A		N/A	1,000	1,042.60		8.20	1,000	1,087.90		8.59	1,000	1,111.00		2.91
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,016.76	+	8.10	1,000	1,016.56	+	8.30	1,000	1,016.61	+	8.25

(a)	The N-11 Equity Fund commenced operations on February 28, 2011.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR

Asia Equity	1.60%	2.35%	2.35%	1.20%	N/A	N/A
BRIC	1.87	N/A	2.62	1.47	N/A	1.62%
Emerging Markets Equity	1.91	2.66	2.66	1.51	2.01%	1.66
N-11 Equity Fund(a)	1.90	N/A	2.65	1.50	N/A	1.65

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs N-11 Equity Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on February 28, 2011. At a meeting held on February 10, 2011 (the “Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Fund’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) for a term lasting until June 30, 2011.
At the Meeting the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed fees and anticipated expenses with those paid by other similar mutual funds managed by other investment advisers and a non-U.S. fund managed by the Investment Adviser; the Investment Adviser’s proposal to reduce or limit certain expenses of the Fund that exceed a specified level; and other potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund.
In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at a prior Board meeting, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent and Quality of the Services Provided Under the Management Agreement and the Investment Adviser’s Performance
As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and the non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates for the Fund. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. The Trustees also considered the experience and capabilities of the Fund’s proposed portfolio management team and the fact that the Fund would utilize the research capabilities of the Investment Adviser’s Fundamental Emerging Markets Equity Team. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that, although the Fund was new, the Investment Adviser’s Fundamental Emerging Markets Equity Team was currently managing other emerging markets equity mutual funds and that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services to be Provided and Profitability
The Trustees also considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.
In particular, the Trustees reviewed information on the proposed fees and the Fund’s projected total operating expense ratios, and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data (the “Outside Data Provider”). The analysis provided a comparison of the Fund’s proposed management fee and projected total expenses to those of a peer group and a category median. The Trustees also received comparative fee and expense information for a non-U.S. fund managed by the Investment Adviser with investment objectives and strategies similar to those of the Fund. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.
The Trustees considered the Investment Adviser’s undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. In addition, the Trustees recognized that the Fund did not yet have profitability data to evaluate, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.
The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Economies of Scale
The Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Management Fee Annual
Average Daily Net Assets	Rate

First $2 billion	1.30%
Next $3 billion	1.24
Next $3 billion	1.21
Over $8 billion	1.19

The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain other expenses to a certain amount. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”), an affiliate of the Investment Adviser; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion
In connection with their approval of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, its anticipated costs and the Fund’s reasonably anticipated asset levels, and that the Management Agreement should be approved until June 30, 2011.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Divisionof Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $714.6 billion in assets under management as of March 31, 2011 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fundsm
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund

■ International Equity Dividend and Premium Fund
■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund

Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
The Goldman Sachs Technology Tollkeeper Fundsm and Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2011 Goldman Sachs. All rights reserved. 54374.MF.MED.TMPL / 6/2011 EMESAR11 / 45K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 19, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	June 19, 2011